Exhibit 99.1

FOURTH QUARTER 2014

FINANCIAL SUPPLEMENT

If you need further information, please contact:

Aarti Bowman, Investor Relations

901-523-4017

aagoorha@firsthorizon.com

FHN TABLE OF CONTENTS

Other Information

This financial supplement contains forward-looking statements involving significant risks and uncertainties. A number of important factors could cause actual results to differ materially from those in the forward-looking information. Those factors include general economic and financial market conditions, including expectations of and actual timing and amount of interest rate movements including the slope of the yield curve, competition, customer and investor responses to these conditions, ability to execute business plans, geopolitical developments, recent and future legislative and regulatory developments, natural disasters, and items mentioned in this financial supplement and in First Horizon National Corporation’s (“FHN”) most recent press release, as well as critical accounting estimates and other factors described in FHN’s recent filings with the SEC. FHN disclaims any obligation to update any such factors or to publicly announce the result of any revisions to any of the forward-looking statements included herein or therein to reflect future events or developments.

Use of Non-GAAP Measures

Certain ratios are included in this financial supplement that are non-GAAP, meaning they are not presented in accordance with generally accepted accounting principles (“GAAP”) in the U.S. FHN’s management believes such ratios are relevant to understanding the capital position and results of the Company. The non-GAAP ratios presented in this financial supplement are tangible common equity (“TCE”) to tangible assets (“TA”), tangible book value per common share, tier 1 common to risk weighted assets (“RWA”), adjusted tangible common equity to risk weighted assets and pre-tax pre-provision net revenue (“PPNR”). These ratios are reported to FHN’s management and Board of Directors through various internal reports. Additionally, disclosure of non-GAAP capital ratios provides a meaningful base for comparability to other financial institutions as demonstrated by their use by the various banking regulators in reviewing the capital adequacy of financial institutions. Non-GAAP measures are not formally defined by GAAP or codified in currently effective federal banking regulations, and other entities may use calculation methods that differ from those used by FHN. Tier 1 capital is a regulatory term and is generally defined as the sum of core capital (including common equity and instruments that can not be redeemed at the option of the holder) adjusted for certain items under risk based capital regulations. Also a regulatory term, risk weighted assets includes total assets adjusted for credit risk and is used to determine regulatory capital ratios. Refer to the tabular reconciliation of non-GAAP to GAAP measures and presentation of the most comparable GAAP items on page 22 of this financial supplement.

FIRST HORIZON NATIONAL CORPORATION SEGMENT STRUCTURE

FHN PERFORMANCE HIGHLIGHTS

Consolidated Results for Fiscal Year 2014 vs. 2013

•	Net income available to common shareholders was $213.3 million, or $.90 per diluted share in 2014, compared to $23.8 million, or $.10 per diluted share in 2013
•	Net interest income (“NII”) decreased 2 percent in 2014 to $627.7 million from $637.4 million in 2013; Net interest margin (“NIM”) decreased to 2.92 percent from 2.96 percent
•	Noninterest income (including securities gains) was $550.0 million in 2014 compared to $584.6 million in 2013
•	The decrease in noninterest income was primarily due to lower fixed income sales revenue within capital markets, partially offset by an increase in mortgage banking income as a result of gains on loan sales in third quarter and previously unrecognized servicing fees associated with servicing sales in first quarter
•	Provision expense was $27.0 million in 2014 compared to $55.0 million in 2013
•	Noninterest expense was $841.2 million in 2014 compared to $1.2 billion in 2013
•	The decrease in expense was primarily driven by a decline in the mortgage repurchase provision related to settlements in 2013, a decline in net litigation loss accruals due to recoveries in 2014 of litigation expenses associated with the Sentinel lawsuit settlement and other legal matters in 2011 and prior years, and lower capital markets variable compensation
•	Period-end loans increased 5 percent to $16.2 billion; average loans were $15.5 billion in 2014 compared to $15.7 billion in 2013
•	Period-end core deposits increased 9 percent to $17.6 billion; average core deposits were $15.9 billion in 2014 compared to $15.8 billion in 2013
•	Increase in period-end and average core deposits driven by an increase in insured network deposits and the acquisition of bank branches in fourth quarter

Fourth Quarter 2014 vs. Third Quarter 2014

Consolidated

•	Net income available to common shareholders was $46.4 million, or $.20 per diluted share in fourth quarter, compared to $45.3 million, or $.19 per diluted share in prior quarter
•	NII was $159.1 million in fourth quarter compared to $159.5 million in third quarter; NIM decreased to 2.86 percent in fourth quarter from 2.97 percent in prior quarter
•	The decline in NIM was primarily driven by an increase in excess cash held at the Fed during the quarter
•	Noninterest income (including securities gains) was $119.6 million in fourth quarter compared to $157.8 million in prior quarter
•	The decrease in noninterest income was largely the result of gains associated with the sales of HFS mortgage loans recognized in third quarter
•	Noninterest expense was $209.5 million in fourth quarter compared to $246.2 million in third quarter primarily due to a decrease in net litigation loss accruals
•	Period-end loans grew 3 percent to $16.2 billion in fourth quarter; average loans were $15.9 billion and $15.8 billion in fourth and third quarters, respectively
•	Period-end core deposits were $17.6 billion in fourth quarter compared to $15.7 billion in prior quarter; Average core deposits increased 8 percent to $16.6 billion in fourth quarter

Regional Banking

•	Pre-tax income was $78.3 million in fourth quarter compared to $79.6 million in third quarter; PPNR was $83.9 million and $81.8 million in fourth and third quarters, respectively
•	Average loans increased 2 percent, or $243.4 million to $13.1 billion in fourth quarter primarily driven by higher balances of commercial loans; period-end loans increased 4 percent to $13.6 billion
•	Average core deposits were $15.3 billion in fourth quarter compared to $14.6 billion in third quarter; period-end core deposits increased 9 percent to $15.9 billion
•	Increase in period-end and average core deposits was driven by an increase in customer deposits and the acquisition of bank branches in fourth quarter
•	NII improved to $157.5 million in fourth quarter from $153.9 million in third quarter
•	The increase in NII was primarily attributable to higher deposit and commercial loan balances, an increase in cash basis interest income, and loan fees, which were somewhat offset by lower commercial loan yields
•	Provision for loan losses was $5.6 million in fourth quarter compared to $2.2 million in prior quarter
•	Provision levels reflect continued favorable trends in the commercial portfolio including favorable grade migration, lower delinquencies, and historically low net charge-off levels; consumer asset quality trends remain relatively stable
•	Noninterest income was relatively flat at $64.3 million in fourth quarter
•	Noninterest expense was $138.0 million in fourth quarter compared to $136.3 million in third quarter

Capital Markets

•	Fixed income revenue decreased to $39.0 million in fourth quarter from $41.2 million in third quarter
•	Fixed income average daily revenue (“ADR”) was $630 thousand and $644 thousand in fourth and third quarters, respectively
•	Noninterest expense was $46.2 million in fourth quarter compared to $47.9 million in the prior quarter

Corporate

•	NII was negative $18.0 million in fourth quarter compared to negative $14.2 million in the prior quarter due in large part to the effect of the third quarter loan sale on funds transfer pricing (“FTP”) as well as the issuance of $400 million of senior notes in fourth quarter
•	Estimated effective duration of the securities portfolio was 3.0 years in fourth quarter compared to 3.4 years in third quarter
•	Estimated modified duration of the securities portfolio was 3.7 years in fourth quarter compared to 3.9 years in third quarter
•	Noninterest income increased to $4.4 million in fourth quarter from $4.1 million in third quarter
•	Noninterest expense was $16.3 million in fourth quarter compared to $18.8 million in prior quarter
•	Decrease in expense driven by a smaller negative valuation adjustment associated with derivatives related to prior sales of Visa Class B shares in fourth quarter relative to the prior quarter

FHN PERFORMANCE HIGHLIGHTS (continued)

Fourth Quarter 2014 vs. Third Quarter 2014 (continued)

Non-Strategic

•	Pre-tax income was $8.8 million in fourth quarter compared to $9.6 million in third quarter
•	The provision for loan losses was $.4 million in fourth quarter compared to $3.8 million in third quarter
•	Noninterest income was $2.4 million in fourth quarter, down from $39.6 million in prior quarter
•	Decrease primarily driven by the gain on the sales of mortgage loans HFS recognized in third quarter
•	Noninterest expense decreased to $9.0 million in fourth quarter from $43.2 million in third quarter
•	The decrease was driven primarily by net loss accruals recognized in third quarter
•	Third quarter also included a $4.3 million reversal of repurchase and foreclosure provision as a result of a settlement of certain repurchase claims

Asset Quality

•	Allowance for loan losses declined to $232.4 million in fourth quarter from $238.6 million in third quarter; the allowance to loans ratio was 143 basis points in fourth quarter compared to 151 basis points in third quarter
•	The decline in the allowance was primarily driven by a $5.5 million release of non-strategic consumer reserves
•	Net charge-offs (“NCOs”) were $12.2 million in fourth quarter compared to $11.0 million in prior quarter; annualized net charge-offs increased to 30 basis points of average loans in fourth quarter from 28 basis points in prior quarter
•	Total commercial net charge-offs increased to $2.9 million in the fourth quarter from $0 in the third quarter; total consumer net charge-offs decreased $1.7 million from the prior quarter
•	Nonperforming loans (“NPLs”) in the portfolio declined to $203.4 million in the fourth quarter from $213.7 million in third quarter
•	Both commercial and consumer NPLs declined from last quarter; commercial due to an $8.7 million decline in regional bank C&I and consumer due to a $4.1 million decline in non-strategic consumer real estate
•	Nonperforming assets (“NPAs”), including loans held-for-sale, decreased to $241.5 million in fourth quarter from $256.9 million in the prior quarter
•	Decrease due to declines in both nonperforming loans and foreclosed assets
•	Total 30+ delinquencies improved to $75.8 million in fourth quarter compared to $86.3 million in prior quarter
•	Commercial delinquencies declined by $6.4 million; driven by a $3.1 million decrease in regional bank C&I and a $2.4 million decrease in regional bank commercial real estate
•	Consumer delinquencies declined by $4.2 million, primarily driven by non-strategic permanent mortgage decreasing by $6.5 million which more than offset the $3.5 million increase in non-strategic consumer real estate
•	Troubled debt restructurings (“TDRs”) decreased to $411.3 million in fourth quarter from $429.1 million in prior quarter
•	The decrease is primarily due to certain fourth quarter pay-offs of commercial and permanent mortgage TDRs

Taxes

•	The effective tax rates for fourth quarter and third quarter were 19.44 percent and 23.66 percent, respectively. The effective tax rate for 2014 was 25.36 percent, while the effective tax rate for 2013 was negative. The rates reflect the favorable effect on the tax rate from permanent benefits
•	Permanent benefits primarily consist of: tax credit investments, life insurance, tax-exempt interest, and a reversal of the capital loss deferred tax valuation allowances
•	The 2014 and 2013 rates were favorably affected by $4.2 million and $8.2 million in discrete items, respectively

Capital and Liquidity

•	Paid $0.05 per common share quarterly dividend on January 1, 2015; Approved $0.06 per common share quarterly dividend payable April 1, 2015
•	Paid preferred quarterly dividend of $1.6 million on January 10, 2015
•	Repurchased shares costing $14.5 million in fourth quarter under the $100 million share repurchase program announced in January 2014
•	Cumulative shares repurchased since the program’s inception are $38.5 million with a volume weighted average price of $12.33 per share (before $.02 per share broker commission)
•	Capital ratios (regulatory capital ratios estimated based on period-end balances)
•	7.94 percent for tangible common equity to tangible assets
•	14.44 percent for Tier 1
•	16.16 percent for Total Capital
•	11.41 percent for Tier 1 Common
•	11.43 percent for Leverage

FHN CONSOLIDATED INCOME STATEMENT

Quarterly/Annually, Unaudited

						4Q14 Changes vs.		Twelve months ended		2014 vs.
(Dollars in thousands, except per share data)	4Q14	3Q14	2Q14	1Q14	4Q13	3Q14	4Q13	2014	2013	2013

Interest income	$179,448	$178,858	$177,359	$173,584	$179,053	*	*	$709,249	$732,053	(3)%
Less: interest expense	20,398	19,317	20,591	21,225	21,918	6%	(7)%	81,531	94,679	(14)%
Net interest income	159,050	159,541	156,768	152,359	157,135	*	1%	627,718	637,374	(2)%
Provision for loan losses	6,000	6,000	5,000	10,000	15,000	*	(60)%	27,000	55,000	(51)%
Net interest income after provision for loan losses	153,050	153,541	151,768	142,359	142,135	*	8%	600,718	582,374	3%
Noninterest income:
Capital markets	48,486	47,589	47,680	56,840	59,653	2%	(19)%	200,595	272,364	(26)%
Deposit transactions and cash management	29,038	28,546	27,911	26,456	29,194	2%	(1)%	111,951	114,383	(2)%
Brokerage, management fees and commissions	11,647	12,333	12,843	12,276	11,505	(6)%	1%	49,099	42,261	16%
Mortgage banking (a)	1,808	41,559	8,861	19,029	3,853	(96)%	(53)%	71,257	33,275	NM
Trust services and investment management	6,945	6,779	7,309	6,744	6,596	2%	5%	27,777	26,523	5%
Bankcard income (b)	5,737	5,521	7,919	4,520	4,998	4%	15%	23,697	20,482	16%
Bank-owned life insurance (c)	3,503	3,547	3,312	6,032	3,636	(1)%	(4)%	16,394	16,614	(1)%
Other service charges	2,830	3,064	3,143	2,845	3,144	(8)%	(10)%	11,882	13,440	(12)%
Insurance commissions	616	593	611	437	960	4%	(36)%	2,257	3,023	(25)%
Securities gains/(losses), net	-	(862)	(1,923)	5,657	2,183	NM	NM	2,872	1,760	63%
Gain/(loss) on divestitures	-	-	-	-	(4)	NM	NM	-	111	NM
Other (d)	8,988	9,146	9,235	4,894	9,325	(2)%	(4)%	32,263	40,341	(20)%
Total noninterest income	119,598	157,815	126,901	145,730	135,043	(24)%	(11)%	550,044	584,577	(6)%
Adjusted gross income after provision for loan losses	272,648	311,356	278,669	288,089	277,178	(12)%	(2)%	1,150,762	1,166,951	(1)%
Noninterest expense:
Employee compensation, incentives, and benefits	118,529	120,742	119,659	119,229	127,144	(2)%	(7)%	478,159	529,041	(10)%
Repurchase and foreclosure provision (e)	-	(4,300)	-	-	(30,000)	NM	NM	(4,300)	170,000	NM
Legal and professional fees (f)	12,552	10,463	6,151	15,039	15,419	20%	(19)%	44,205	53,359	(17)%
Occupancy (g)	12,077	12,405	11,944	17,592	12,811	(3)%	(6)%	54,018	50,565	7%
Computer software	10,574	10,614	11,087	10,656	10,197	*	4%	42,931	40,327	6%
Contract employment and outsourcing (h)	4,578	5,199	5,318	4,325	9,059	(12)%	(49)%	19,420	35,920	(46)%
Operations services	8,417	9,044	8,804	8,982	9,104	(7)%	(8)%	35,247	35,215	*
Equipment rentals, depreciation, and maintenance	7,523	7,150	7,442	7,849	8,431	5%	(11)%	29,964	31,738	(6)%
FDIC premium expense (i)	2,881	3,456	1,136	3,991	4,477	(17)%	(36)%	11,464	20,156	(43)%
Advertising and public relations	4,077	4,386	4,312	5,908	4,685	(7)%	(13)%	18,683	18,239	2%
Communications and courier	4,274	3,628	3,948	4,224	4,473	18%	(4)%	16,074	17,958	(10)%
Foreclosed real estate	492	788	439	784	1,050	(38)%	(53)%	2,503	4,299	(42)%
Amortization of intangible assets	1,225	982	981	982	1,128	25%	9%	4,170	3,912	7%
Other (d)	22,280	61,629	(15,889)	20,653	79,119	(64)%	(72)%	88,673	147,872	(40)%
Total noninterest expense	209,479	246,186	165,332	220,214	257,097	(15)%	(19)%	841,211	1,158,601	(27)%
Income/(loss) before income taxes	63,169	65,170	113,337	67,875	20,081	(3)%	NM	309,551	8,350	NM
Provision/(benefit) for income taxes	12,278	15,421	32,157	18,645	(33,813)	(20)%	NM	78,501	(32,169)	NM
Income/(loss) from continuing operations	50,891	49,749	81,180	49,230	53,894	2%	(6)%	231,050	40,519	NM
Income/(loss) from discontinued operations, net of tax	-	-	-	-	(6)	NM	NM	-	548	NM
Net income/(loss)	50,891	49,749	81,180	49,230	53,888	2%	(6)%	231,050	41,067	NM
Net income attributable to noncontrolling interest	2,980	2,875	2,859	2,813	2,934	4%	2%	11,527	11,465	1%
Net income/(loss) attributable to controlling interest	47,911	46,874	78,321	46,417	50,954	2%	(6)%	219,523	29,602	NM
Preferred stock dividends	1,550	1,550	1,550	1,550	1,550	*	*	6,200	5,838	6%
Net income/(loss) available to common shareholders	$46,361	$45,324	$76,771	$44,867	$49,404	2%	(6)%	$213,323	$23,764	NM
Common Stock Data
Diluted EPS	$0.20	$0.19	$0.32	$0.19	$0.21	5%	(5)%	$0.90	$0.10	NM
Diluted shares (thousands) (j)	235,448	236,862	237,250	237,401	236,753	(1)%	(1)%	236,735	239,794	(1)%
Key Ratios & Other
Return on average assets (annualized) (k)	0.82%	0.83%	1.38%	0.83%	0.90%
Return on average common equity (annualized) (k)	8.10%	7.99%	14.14%	8.48%	9.42%
Fee income to total revenue (k)	42.92%	49.86%	45.11%	47.90%	45.81%
Efficiency ratio (k)	75.18%	77.36%	57.89%	75.30%	88.66%
Full time equivalent employees	4,250	4,193	4,216	4,251	4,309
NM	- Not meaningful

* Amount is less than one percent.

(a)	3Q14 includes a $39.7 million gain on the sales of mortgage loans HFS; 2Q14 includes an $8.2 million positive fair value adjustment to the held-for-sale portfolio; 1Q14 increase reflects the receipt of previously unrecognized servicing fees in conjunction with transfers of servicing in 1Q14.
(b)	2Q14 includes $2.8 million of Visa volume incentives.
(c)	1Q14 includes $2.8 million of policy benefits received.
(d)	Refer to the Other Income and Other Expense table on page 7 for additional information.
(e)	3Q14 and 4Q13 expense reversal associated with the settlement of certain repurchase claims.
(f)	2Q14 includes an $8.5 million expense reversal related to agreements with insurance companies for the recovery of Sentinel legal expenses.
(g)	1Q14 includes $4.6 million of lease abandonment expense.
(h)	1Q14 decline due to lower subservicing costs associated with the sales of servicing.
(i)	2Q14 includes the effect of $3.3 million of FDIC premium refunds.
(j)	4Q14 and 3Q14 decreases primarily relate to shares purchased under the share repurchase program.
(k)	See Glossary of Terms for definitions of Key Ratios.

FHN OTHER INCOME AND OTHER EXPENSE

Quarterly/Annually, Unaudited

						4Q14 Changes vs.		Twelve months ended		2014 vs
(Thousands)	4Q14	3Q14	2Q14	1Q14	4Q13	3Q14	4Q13	2014	2013	2013

Other Income
ATM and interchange fees	$2,961	$2,739	$2,746	$2,497	$2,721	8%	9%	$10,943	$ 10,412	5%
Electronic banking fees	1,561	1,560	1,535	1,534	1,535	*	2%	6,190	6,289	(2)%
Letter of credit fees	1,111	917	1,173	1,663	1,215	21%	(9)%	4,864	5,081	(4)%
Deferred compensation (a)	242	(41)	1,184	657	1,210	NM	(80)%	2,042	4,685	(56)%
Gain /(loss) on extinguishment of debt (b)	184	-	-	(4,350)	-	NM	NM	(4,166)	-	NM
Other	2,929	3,971	2,597	2,893	2,644	(26)%	11%	12,390	13,874	(11)%
Total	$8,988	$9,146	$9,235	$4,894	$9,325	(2)%	(4)%	$32,263	$ 40,341	(20)%

Other Expense
Litigation and regulatory matters (c)	$-	$35,390	$(38,200)	$90	$57,355	NM	NM	$(2,720)	$ 63,654	NM
Other insurance and taxes	2,722	3,909	3,209	3,060	3,261	(30)%	(17)%	12,900	12,598	2%
Tax credit investments	2,759	2,481	3,032	2,495	3,063	11%	(10)%	10,767	12,103	(11)%
Travel and entertainment	2,462	2,164	2,645	1,824	2,339	14%	5%	9,095	8,959	2%
Employee training and dues	1,258	1,194	1,200	866	1,327	5%	(5)%	4,518	5,054	(11)%
Customer relations	1,397	1,406	1,680	1,243	1,179	(1)%	18%	5,726	4,916	16%
Miscellaneous loan costs	540	597	839	714	701	(10)%	(23)%	2,690	4,209	(36)%
Supplies	1,046	779	804	1,116	1,090	34%	(4)%	3,745	3,800	(1)%
Other (d)	10,096	13,709	8,902	9,245	8,804	(26)%	15%	41,952	32,579	29%
Total	$22,280	$61,629	$(15,889)	$20,653	$79,119	(64)%	(72)%	$88,673	$ 147,872	(40)%

NM - Not meaningful

* Amount is less than one percent.

(a)	Amounts driven by market conditions and are mirrored by changes in deferred compensation expense which is included in employee compensation expense.
(b)	1Q14 loss associated with the collapse of two HELOC securitization trusts.
(c)	3Q14 includes $50.0 million of loss accruals related to legal matters, partially offset by $15.0 million of expense reversals associated with agreements with insurance companies for the recovery of expenses FHN incurred prior to 2012 related to litigation losses; 2Q14 includes $38.6 million related to the recovery of expenses related to the Sentinel litigation matter which was settled in 2011; 4Q13 includes $57.0 million of net loss accruals related to legal matters.
(d)	3Q14 and 1Q14 include $3.2 million and $2.3 million, respectively, of negative valuation adjustments associated with derivatives related to prior sales of Visa Class B shares.

FHN CONSOLIDATED PERIOD-END BALANCE SHEET

Quarterly, Unaudited

						4Q14 Changes vs.
(Thousands)	4Q14	3Q14	2Q14	1Q14	4Q13	3Q14	4Q13

Assets:
Investment securities	$3,560,905	$3,538,957	$3,580,821	$3,575,453	$3,398,457	1%	5%
Loans held-for-sale (a)	141,285	151,915	358,945	361,359	370,152	(7)%	(62)%
Loans, net of unearned income	16,230,166	15,812,017	15,795,709	15,119,461	15,389,074	3%	5%
Federal funds sold	63,080	55,242	51,537	16,555	66,079	14%	(5)%
Securities purchased under agreements to resell	659,154	561,802	624,477	605,276	412,614	17%	60%
Interest-bearing cash (b)	1,621,967	275,485	255,920	685,540	730,297	NM	NM
Trading securities	1,194,391	1,338,022	1,150,280	1,194,749	801,718	(11)%	49%
Total earning assets	23,470,948	21,733,440	21,817,689	21,558,393	21,168,391	8%	11%
Cash and due from banks	349,171	292,687	417,108	450,270	349,216	19%	*
Capital markets receivables (c)	42,488	197,507	174,224	51,082	45,255	(78)%	(6)%
Mortgage servicing rights, net (d)	2,517	2,880	3,197	4,687	72,793	(13)%	(97)%
Goodwill (e)	145,932	141,943	141,943	141,943	141,943	3%	3%
Other intangible assets, net (e)	29,518	19,044	20,025	21,007	21,988	55%	34%
Premises and equipment, net (e)	302,996	295,833	300,533	299,183	305,244	2%	(1)%
Real estate acquired by foreclosure (f)	39,922	47,996	57,552	66,035	71,562	(17)%	(44)%
Allowance for loan losses	(232,448)	(238,641)	(243,628)	(247,246)	(253,809)	(3)%	(8)%
Derivative assets	134,088	137,742	162,067	166,465	181,866	(3)%	(26)%
Other assets	1,387,755	1,356,356	1,372,040	1,430,170	1,685,384	2%	(18)%
Total assets	$25,672,887	$23,986,787	$24,222,750	$23,941,989	$23,789,833	7%	8%

Liabilities and Equity:
Deposits:
Savings	$7,455,354	$6,371,156	$6,317,197	$6,630,142	$6,732,326	17%	11%
Other interest-bearing deposits	4,140,991	3,955,152	4,014,071	4,071,699	3,859,079	5%	7%
Time deposits	831,666	767,699	808,822	898,223	951,755	8%	(13)%
Total interest-bearing core deposits	12,428,011	11,094,007	11,140,090	11,600,064	11,543,160	12%	8%
Noninterest-bearing deposits	5,195,656	4,603,826	4,513,800	4,534,245	4,637,839	13%	12%
Total core deposits (g)	17,623,667	15,697,833	15,653,890	16,134,309	16,180,999	12%	9%
Certificates of deposit $100,000 and more	445,272	446,938	503,597	538,434	553,957	*	(20)%
Total deposits	18,068,939	16,144,771	16,157,487	16,672,743	16,734,956	12%	8%
Federal funds purchased	1,037,052	928,159	947,946	1,135,665	1,042,633	12%	(1)%
Securities sold under agreements to repurchase	562,214	479,384	475,530	411,795	442,789	17%	27%
Trading liabilities	594,314	532,234	706,119	667,257	368,348	12%	61%
Other short-term borrowings (h)	157,218	790,080	1,073,250	204,023	181,146	(80)%	(13)%
Term borrowings (i)	1,880,105	1,491,138	1,501,209	1,507,048	1,739,859	26%	8%
Capital markets payables (c)	18,157	329,960	95,299	39,510	21,173	(94)%	(14)%
Derivative liabilities	119,239	123,442	138,336	137,863	154,280	(3)%	(23)%
Other liabilities	644,681	545,678	501,423	621,948	603,898	18%	7%
Total liabilities	23,081,919	21,364,846	21,596,599	21,397,852	21,289,082	8%	8%
Equity:
Common stock (j)	146,387	147,030	148,217	147,866	147,731	*	(1)%
Capital surplus (j)	1,380,809	1,390,081	1,416,012	1,417,170	1,416,767	(1)%	(3)%
Undivided profits	860,963	826,610	792,978	728,165	695,207	4%	24%
Accumulated other comprehensive loss, net	(188,246)	(132,835)	(122,111)	(140,119)	(150,009)	42%	25%
Preferred stock	95,624	95,624	95,624	95,624	95,624	*	*
Noncontrolling interest (k)	295,431	295,431	295,431	295,431	295,431	*	*
Total equity	2,590,968	2,621,941	2,626,151	2,544,137	2,500,751	(1)%	4%
Total liabilities and equity	$25,672,887	$23,986,787	$24,222,750	$23,941,989	$23,789,833	7%	8%

NM - Not meaningful

* Amount is less than one percent.

(a)	3Q14 decrease related to the sale of mortgage loans HFS.
(b)	Includes excess balances held at Fed. 4Q14 increase driven by inflow of customer deposits and proceeds from the issuance of senior notes.
(c)	Period-end balances fluctuate based on the level of pending unsettled trades.
(d)	Decreases reflect transfers associated with an agreement to sell mortgage servicing rights entered into in 3Q13.
(e)	Increase related to the acquisition of bank branches in fourth quarter 2014.
(f)	4Q14 includes $9.5 million of foreclosed assets related to government insured mortgages.
(g)	4Q14 average core deposits were $16.6 billion.
(h)	3Q14 and 2Q14 include increased FHLB borrowings as a result of loan growth and deposit fluctuations.
(i)	In 4Q14 FTBNA issued $400 million of senior notes. In 1Q14 FHN resolved the collateralized borrowings for three previously on-balance sheet consumer loan securitizations.
(j)	4Q14 and 3Q14 decreases relate to shares purchased under the share repurchase program.
(k)	Consists of preferred stock of subsidiaries.

FHN CONSOLIDATED AVERAGE BALANCE SHEET

Quarterly/Annually, Unaudited

						4Q14 Changes vs.		Twelve months ended		2014 vs
(Thousands)	4Q14	3Q14	2Q14	1Q14	4Q13	3Q14	4Q13	2014	2013	2013

Assets:
Earning assets:
Loans, net of unearned income:
Commercial, financial, and industrial (C&I)	$8,584,065	$8,395,553	$7,994,788	$7,639,584	$7,694,029	2%	12%	$8,156,750	$7,972,875	2%
Commercial real estate	1,287,816	1,260,715	1,203,631	1,139,749	1,164,748	2%	11%	1,223,487	1,170,618	5%
Consumer real estate	5,087,104	5,173,088	5,230,107	5,305,596	5,400,751	(2)%	(6)%	5,198,304	5,526,386	(6)%
Permanent mortgage	552,065	581,876	607,296	637,642	678,938	(5)%	(19)%	594,450	742,793	(20)%
Credit card and other	357,321	352,133	345,748	336,454	334,887	1%	7%	347,981	313,702	11%
Total loans, net of unearned income (a)	15,868,371	15,763,365	15,381,570	15,059,025	15,273,353	1%	4%	15,520,972	15,726,374	(1)%
Loans held-for-sale (b)	144,061	318,743	355,822	367,899	368,373	(55)%	(61)%	296,079	381,969	(22)%
Investment securities:
U.S. treasuries	100	26,764	39,995	41,828	39,994	NM	NM	27,057	41,543	(35)%
U.S. government agencies	3,363,053	3,345,739	3,330,598	3,222,642	2,959,355	1%	14%	3,315,975	2,901,175	14%
States and municipalities	14,493	17,458	19,430	19,425	15,155	(17)%	(4)%	17,688	15,261	16%
Other	181,806	184,934	189,449	211,891	229,728	(2)%	(21)%	191,918	222,416	(14)%
Total investment securities	3,559,452	3,574,895	3,579,472	3,495,786	3,244,232	*	10%	3,552,638	3,180,395	12%
Trading securities	1,182,762	1,060,123	1,118,425	1,108,747	1,172,282	12%	1%	1,117,560	1,248,616	(10)%
Other earning assets:
Federal funds sold	26,543	37,274	29,490	21,615	19,471	(29)%	36%	28,767	24,708	16%
Securities purchased under agreements to resell	672,764	644,022	664,194	622,466	581,798	4%	16%	650,980	658,232	(1)%
Interest-bearing cash (c)	1,011,983	288,192	363,674	972,537	614,628	NM	65%	658,189	551,656	19%
Total other earning assets	1,711,290	969,488	1,057,358	1,616,618	1,215,897	77%	41%	1,337,936	1,234,596	8%
Total earning assets	22,465,936	21,686,614	21,492,647	21,648,075	21,274,137	4%	6%	21,825,185	21,771,950	*
Allowance for loan losses	(238,850)	(240,433)	(246,779)	(249,733)	(250,074)	(1)%	(4)%	(243,909)	(259,485)	(6)%
Cash and due from banks	341,338	321,427	308,890	336,543	341,066	6%	*	327,047	345,914	(5)%
Capital markets receivables	63,384	55,937	46,864	54,654	45,179	13%	40%	55,236	78,275	(29)%
Premises and equipment, net	301,512	297,636	299,899	301,065	307,285	1%	(2)%	300,023	304,429	(1)%
Derivative assets	141,146	154,988	165,684	181,586	201,609	(9)%	(30)%	160,724	238,417	(33)%
Other assets	1,542,920	1,528,788	1,584,747	1,643,879	1,926,109	1%	(20)%	1,574,679	1,930,156	(18)%
Total assets	$24,617,386	$23,804,957	$23,651,952	$23,916,069	$23,845,311	3%	3%	$23,998,985	$24,409,656	(2)%

Liabilities and equity:
Interest-bearing liabilities:
Interest-bearing deposits:
Savings	$6,929,750	$6,327,556	$6,427,265	$6,683,749	$6,642,159	10%	4%	$6,592,029	$6,678,529	(1)%
Other interest-bearing deposits	3,895,022	3,697,854	3,779,293	3,830,839	3,520,348	5%	11%	3,800,646	3,591,766	6%
Time deposits	830,412	785,154	859,551	924,025	977,107	6%	(15)%	849,352	1,001,626	(15)%
Total interest-bearing core deposits	11,655,184	10,810,564	11,066,109	11,438,613	11,139,614	8%	5%	11,242,027	11,271,921	*
Certificates of deposit $100,000 and more	451,669	464,792	512,527	545,845	580,760	(3)%	(22)%	493,371	558,855	(12)%
Federal funds purchased	1,137,909	1,028,852	1,080,347	1,161,594	1,236,763	11%	(8)%	1,101,910	1,263,792	(13)%
Securities sold under agreements to repurchase	471,712	406,219	458,608	454,937	446,894	16%	6%	447,801	487,923	(8)%
Capital markets trading liabilities	634,375	621,880	671,930	607,114	567,531	2%	12%	633,867	665,095	(5)%
Other short-term borrowings (d)	302,353	1,093,014	540,389	184,721	219,593	(72)%	38%	531,984	299,288	78%
Term borrowings (e)	1,664,924	1,499,959	1,505,860	1,702,107	1,764,476	11%	(6)%	1,592,855	1,944,675	(18)%
Total interest-bearing liabilities	16,318,126	15,925,280	15,835,770	16,094,931	15,955,631	2%	2%	16,043,815	16,491,549	(3)%
Noninterest-bearing deposits	4,974,748	4,602,292	4,547,838	4,536,080	4,559,023	8%	9%	4,666,268	4,509,413	3%
Capital markets payables	40,273	36,762	34,293	33,144	32,896	10%	22%	36,139	51,563	(30)%
Derivative liabilities	124,530	130,997	138,282	152,596	159,575	(5)%	(22)%	136,509	174,934	(22)%
Other liabilities	498,353	467,406	526,581	563,045	666,312	7%	(25)%	513,543	652,281	(21)%
Total liabilities	21,956,030	21,162,737	21,082,764	21,379,796	21,373,437	4%	3%	21,396,274	21,879,740	(2)%
Equity:
Common stock (f)	146,789	147,820	148,085	147,751	147,724	(1)%	(1)%	147,609	149,688	(1)%
Capital surplus (f)	1,387,116	1,408,682	1,416,811	1,417,642	1,414,810	(2)%	(2)%	1,407,482	1,435,000	(2)%
Undivided profits	856,283	820,543	744,221	714,988	691,958	4%	24%	784,496	730,181	7%
Accumulated other comprehensive loss, net	(119,887)	(125,880)	(130,984)	(135,163)	(173,673)	(5)%	(31)%	(127,931)	(168,083)	(24)%
Preferred stock	95,624	95,624	95,624	95,624	95,624	*	*	95,624	87,785	9%
Noncontrolling interest	295,431	295,431	295,431	295,431	295,431	*	*	295,431	295,345	*
Total equity	2,661,356	2,642,220	2,569,188	2,536,273	2,471,874	1%	8%	2,602,711	2,529,916	3%
Total liabilities and equity	$24,617,386	$23,804,957	$23,651,952	$23,916,069	$23,845,311	3%	3%	$23,998,985	$24,409,656	(2)%

NM - Not meaningful

* Amount is less than one percent.

(a)	Includes loans on nonaccrual status.
(b)	Decrease related to the sale of mortgage loans HFS in third quarter.
(c)	Includes excess balances held at Fed. 4Q14 increase driven by inflow of customer deposits and proceeds from the issuance of senior notes.
(d)	3Q14 and 2Q14 include increased FHLB borrowings as a result of loan growth and deposit fluctuations.
(e)	In 4Q14 FTBNA issued $400 million of senior notes. In 1Q14 FHN resolved the collateralized borrowings for three previously on-balance sheet consumer loan securitizations.
(f)	4Q14 and 3Q14 decreases relate to shares repurchased under the share repurchase program.

FHN CONSOLIDATED NET INTEREST INCOME (a)

Quarterly, Unaudited

						4Q14 Changes vs.
(Thousands)	4Q14	3Q14	2Q14	1Q14	4Q13	3Q14	4Q13

Interest Income:
Loans, net of unearned income (b)	$148,078	$146,931	$144,975	$140,487	$147,322	1%	1%
Loans held-for-sale	1,483	3,263	3,209	3,215	3,253	(55)%	(54)%
Investment securities:
U.S. treasuries	-	5	7	5	4	NM	NM
U.S. government agencies	21,317	21,376	21,530	20,837	19,020	*	12%
States and municipalities	159	109	97	117	21	46%	NM
Other	1,875	1,866	2,103	2,281	2,307	*	(19)%
Total investment securities	23,351	23,356	23,737	23,240	21,352	*	9%
Trading securities	8,701	7,944	7,839	8,222	8,878	10%	(2)%
Other earning assets:
Federal funds sold	69	92	73	53	48	(25)%	44%
Securities purchased under agreements to resell (c)	(217)	(363)	(218)	(192)	(99)	40%	NM
Interest-bearing cash	611	134	182	546	343	NM	78%
Total other earning assets	463	(137)	37	407	292	NM	59%
Interest income	$182,076	$181,357	$179,797	$175,571	$181,097	*	1%

Interest Expense:
Interest-bearing deposits:
Savings	$3,087	$2,600	$2,792	$3,083	$3,205	19%	(4)%
Other interest-bearing deposits	760	754	746	818	772	1%	(2)%
Time deposits	1,742	1,786	2,486	3,062	3,585	(2)%	(51)%
Total interest-bearing core deposits	5,589	5,140	6,024	6,963	7,562	9%	(26)%
Certificates of deposit $100,000 and more (d)	513	685	869	1,023	873	(25)%	(41)%
Federal funds purchased	729	654	683	726	791	11%	(8)%
Securities sold under agreements to repurchase	83	63	109	118	126	32%	(34)%
Capital markets trading liabilities	3,950	3,782	4,087	3,571	3,442	4%	15%
Other short-term borrowings	388	548	403	261	222	(29)%	75%
Term borrowings (e)	9,146	8,445	8,416	8,563	8,902	8%	3%
Interest expense	20,398	19,317	20,591	21,225	21,918	6%	(7)%
Net interest income - tax equivalent basis	161,678	162,040	159,206	154,346	159,179	*	2%
Fully taxable equivalent adjustment	(2,628)	(2,499)	(2,438)	(1,987)	(2,044)	(5)%	(29)%
Net interest income	$159,050	$159,541	$156,768	$152,359	$157,135	*	1%

NM - Not meaningful

* Amount is less than one percent.

(a)	Net interest income adjusted to a fully taxable equivalent (“FTE”) basis assuming a statutory federal income tax of 35 percent and, where applicable, state income taxes.
(b)	Includes interest on loans in nonaccrual status.
(c)	Driven by negative market rates on reverse repurchase agreements.
(d)	Includes the effect of amortizing the valuation adjustment for acquired time deposits related to the branch and MNB acquisitions.
(e)	4Q14 increase related to the issuance of $400 million of senior notes.

FHN CONSOLIDATED AVERAGE BALANCE SHEET: YIELDS AND RATES

Quarterly, Unaudited

	4Q14	3Q14	2Q14	1Q14	4Q13

Assets:
Earning assets (a):
Loans, net of unearned income:
Commercial loans (b)	3.55%	3.51%	3.59%	3.60%	3.66%
Retail loans	3.97	4.01	4.06	4.01	4.07
Total loans, net of unearned income (c)	3.71	3.70	3.78	3.77	3.83
Loans held-for-sale	4.12	4.09	3.61	3.50	3.53
Investment securities:
U.S. treasuries	NM	0.07	0.07	0.05	0.04
U.S. government agencies	2.54	2.56	2.59	2.59	2.57
States and municipalities (d)	4.38	2.50	1.99	2.41	0.56
Other	4.13	4.04	4.44	4.31	4.02
Total investment securities	2.62	2.61	2.65	2.66	2.63
Trading securities	2.94	3.00	2.80	2.97	3.03
Other earning assets:
Federal funds sold	1.02	0.98	1.00	0.99	0.98
Securities purchased under agreements to resell (e)	(0.13)	(0.22)	(0.13)	(0.13)	(0.07)
Interest-bearing cash	0.24	0.19	0.20	0.23	0.22
Total other earning assets	0.11	(0.06)	0.01	0.10	0.10
Interest income/total earning assets	3.22%	3.33%	3.35%	3.27%	3.39%

Liabilities:
Interest-bearing liabilities:
Interest-bearing deposits:
Savings	0.18%	0.16%	0.17%	0.19%	0.19%
Other interest-bearing deposits	0.08	0.08	0.08	0.09	0.09
Time deposits	0.83	0.90	1.16	1.34	1.46
Total interest-bearing core deposits	0.19	0.19	0.22	0.25	0.27
Certificates of deposit $100,000 and more (f)	0.45	0.59	0.68	0.76	0.60
Federal funds purchased	0.25	0.25	0.25	0.25	0.25
Securities sold under agreements to repurchase	0.07	0.06	0.10	0.11	0.11
Capital markets trading liabilities	2.47	2.41	2.44	2.39	2.41
Other short-term borrowings	0.51	0.20	0.30	0.57	0.40
Term borrowings (g)	2.20	2.25	2.24	2.01	2.02
Interest expense/total interest-bearing liabilities	0.50	0.48	0.52	0.53	0.55
Net interest spread	2.72%	2.85%	2.83%	2.74%	2.84%
Effect of interest-free sources used to fund earning assets	0.14	0.12	0.14	0.14	0.14
Net interest margin	2.86%	2.97%	2.97%	2.88%	2.98%

Yields are adjusted to a FTE basis assuming a statutory federal income tax rate of 35 percent and, where applicable, state income taxes.

NM - Not meaningful

(a)	Earning assets yields are expressed net of unearned income.
(b)	4Q14 increase driven by higher loan fees and cash basis interest income.
(c)	Includes loans on nonaccrual status.
(d)	Increase beginning in 1Q14 driven by the yield on an HTM municipal bond.
(e)	Driven by negative market rates on reverse repurchase agreements.
(f)	Rate includes the effect of amortizing the valuation adjustment for acquired time deposits related to the branch and MNB acquisitions.
(g)	Rates are expressed net of unamortized debenture cost for term borrowings.

FHN CAPITAL HIGHLIGHTS

Quarterly, Unaudited

						4Q14 Changes vs.
(Dollars and shares in thousands)	4Q14	3Q14	2Q14	1Q14	4Q13	3Q14	4Q13

Tier 1 capital (a) (b)	$2,813,504	$2,783,147	$2,751,933	$2,666,486	$2,618,976	1%	7%
Tier 2 capital (a)	334,833	338,212	340,279	381,619	444,655	(1)%	(25)%
Total capital (a) (b)	$3,148,337	$3,121,359	$3,092,212	$3,048,105	$3,063,631	1%	3%

Risk-weighted assets (“RWA”) (a)	$19,487,900	$19,238,109	$19,400,096	$18,694,719	$18,878,594	1%	3%
Tier 1 ratio (a)	14.44%	14.47%	14.19%	14.26%	13.87%
Tier 2 ratio (a)	1.72%	1.75%	1.75%	2.04%	2.36%
Total capital ratio (a)	16.16%	16.22%	15.94%	16.30%	16.23%

Tier 1 common to risk-weighted assets (a) (c)	11.41%	11.40%	11.14%	11.10%	10.75%
Leverage ratio (a)	11.43%	11.72%	11.67%	11.19%	11.04%
Total equity to total assets	10.09%	10.93%	10.84%	10.63%	10.51%
Adjusted tangible common equity to risk-weighted assets (“TCE/RWA”) (a) (c) (d)	10.29%	10.74%	10.61%	10.65%	10.37%
Tangible common equity/tangible assets (“TCE/TA”) (c) (e)	7.94%	8.69%	8.62%	8.37%	8.24%
Period-end shares outstanding (f)	234,220	235,249	237,147	236,586	236,370	*	(1)%
Cash dividends declared per common share	$0.05	$0.05	$0.05	$0.05	$0.05	*	*
Book value per common share	$9.39	$9.48	$9.42	$9.10	$8.93
Tangible book value per common share (c)	$8.64	$8.80	$8.74	$8.41	$8.23
Market capitalization (millions)	$3,180.7	$2,888.9	$2,812.6	$2,919.5	$2,753.7

Certain previously reported amounts have been reclassified to agree with current presentation.

* Amount is less than one percent.

(a)	Current quarter is an estimate.
(b)	All quarters presented include $200 million of tier 1 qualifying trust preferred securities. Beginning in 1Q15 a portion of these will begin phasing out.
(c)	Refer to the Non-GAAP to GAAP Reconciliation on page 22 of this financial supplement.
(d)	See Glossary of Terms for definition of ratio.
(e)	Calculated using period-end balances.
(f)	4Q14 and 3Q14 decreases relate to shares purchased under the share repurchase program.

FHN BUSINESS SEGMENT HIGHLIGHTS

Quarterly/Annually, Unaudited

						4Q14 Changes vs.		Twelve Months Ended		2014 vs.
(Thousands)	4Q14	3Q14	2Q14	1Q14	4Q13	3Q14	4Q13	2014	2013	2013

Regional Banking
Net interest income	$157,547	$153,855	$148,654	$142,010	$146,427	2%	8%	$602,066	$591,308	2%
Noninterest income	64,320	64,159	66,226	59,992	62,806	*	2%	254,697	247,718	3%
Total revenues	221,867	218,014	214,880	202,002	209,233	2%	6%	856,763	839,026	2%
Provision for loan losses	5,568	2,204	8,425	12,990	2,585	NM	NM	29,187	18,460	58%
Noninterest expense	137,979	136,253	133,564	133,050	139,186	1%	(1)%	540,846	531,808	2%
Income before income taxes	78,320	79,557	72,891	55,962	67,462	(2)%	16%	286,730	288,758	(1)%
Provision for income taxes	27,882	28,422	25,843	19,880	24,049	(2)%	16%	102,027	103,970	(2)%
Net income	$50,438	$51,135	$47,048	$36,082	$43,413	(1)%	16%	$184,703	$184,788	*

Capital Markets
Net interest income	$3,677	$2,952	$2,590	$3,478	$4,301	25%	(15)%	$12,697	$16,177	(22)%
Noninterest income	48,506	49,895	47,564	56,758	59,509	(3)%	(18)%	202,723	268,435	(24)%
Total revenues	52,183	52,847	50,154	60,236	63,810	(1)%	(18)%	215,420	284,612	(24)%
Noninterest expense (a)	46,213	47,910	111	52,594	53,130	(4)%	(13)%	146,828	232,415	(37)%
Income before income taxes	5,970	4,937	50,043	7,642	10,680	21%	(44)%	68,592	52,197	31%
Provision for income taxes	2,063	1,697	19,146	2,845	3,981	22%	(48)%	25,751	19,619	31%
Net income	$3,907	$3,240	$30,897	$4,797	$6,699	21%	(42)%	$42,841	$32,578	32%

Corporate
Net interest income/(expense)	$(18,030)	$(14,235)	$(11,951)	$(9,910)	$(10,907)	(27)%	(65)%	$(54,126)	$(46,127)	(17)%
Noninterest income	4,399	4,139	5,214	13,215	7,831	6%	(44)%	26,967	26,055	4%
Total revenues	(13,631)	(10,096)	(6,737)	3,305	(3,076)	(35)%	NM	(27,159)	(20,072)	(35)%
Noninterest expense	16,294	18,783	15,798	19,578	18,770	(13)%	(13)%	70,453	75,263	(6)%
Loss before income taxes	(29,925)	(28,879)	(22,535)	(16,273)	(21,846)	(4)%	(37)%	(97,612)	(95,335)	(2)%
Benefit for income taxes	(21,062)	(18,383)	(17,821)	(12,075)	(19,195)	(15)%	(10)%	(69,341)	(64,463)	(8)%
Net loss	$(8,863)	$(10,496)	$(4,714)	$(4,198)	$(2,651)	16%	NM	$(28,271)	$(30,872)	8%

Non-Strategic
Net interest income	$15,856	$16,969	$17,475	$16,781	$17,314	(7)%	(8)%	$67,081	$76,016	(12)%
Noninterest income (b)	2,373	39,622	7,897	15,765	4,897	(94)%	(52)%	65,657	42,369	55%
Total revenues	18,229	56,591	25,372	32,546	22,211	(68)%	(18)%	132,738	118,385	12%
Provision/(provision credit) for loan losses	432	3,796	(3,425)	(2,990)	12,415	(89)%	(97)%	(2,187)	36,540	NM
Noninterest expense (c)	8,993	43,240	15,859	14,992	46,011	(79)%	(80)%	83,084	319,115	(74)%
Income/(loss) before income taxes	8,804	9,555	12,938	20,544	(36,215)	(8)%	NM	51,841	(237,270)	NM
Provision/(benefit) for income taxes	3,395	3,685	4,989	7,995	(42,648)	(8)%	NM	20,064	(91,295)	NM
Income/(loss) from continuing operations	5,409	5,870	7,949	12,549	6,433	(8)%	(16)%	31,777	(145,975)	NM
Income/(loss) from discontinued operations, net of tax	-	-	-	-	(6)	NM	NM	-	548	NM
Net income/(loss)	$5,409	$5,870	$7,949	$12,549	$6,427	(8)%	(16)%	$31,777	$(145,427)	NM

Total Consolidated
Net interest income	$159,050	$159,541	$156,768	$152,359	$157,135	*	1%	$627,718	$637,374	(2)%
Noninterest income	119,598	157,815	126,901	145,730	135,043	(24)%	(11)%	550,044	584,577	(6)%
Total revenues	278,648	317,356	283,669	298,089	292,178	(12)%	(5)%	1,177,762	1,221,951	(4)%
Provision for loan losses	6,000	6,000	5,000	10,000	15,000	*	(60)%	27,000	55,000	(51)%
Noninterest expense	209,479	246,186	165,332	220,214	257,097	(15)%	(19)%	841,211	1,158,601	(27)%
Income/(loss) before income taxes	63,169	65,170	113,337	67,875	20,081	(3)%	NM	309,551	8,350	NM
Provision/(benefit) for income taxes	12,278	15,421	32,157	18,645	(33,813)	(20)%	NM	78,501	(32,169)	NM
Income/(loss) from continuing operations	50,891	49,749	81,180	49,230	53,894	2%	(6)%	231,050	40,519	NM
Income/(loss) from discontinued operations, net of tax	-	-	-	-	(6)	NM	NM	-	548	NM
Net income/(loss)	$50,891	$49,749	$81,180	$49,230	$53,888	2%	(6)%	$231,050	$41,067	NM

Certain previously reported amounts have been reclassified to agree with current presentation.

NM - Not meaningful

* Amount is less than one percent.

(a)	2Q14 includes $47.1 million related to agreements with insurance companies for the recovery of expenses FHN incurred in connection with the Sentinel litigation matter which was settled in 2011.
(b)	3Q14 includes $39.7 million of gains on the sales of HFS mortgage loans.
(c)	3Q14 includes $50.0 million of loss accruals related to legal matters, partially offset by $15.0 million of expense reversals related to agreements with insurance companies for the recovery of expenses FHN incurred prior to 2012 related to litigation losses; 4Q13 includes $57.0 million of net loss accruals related to legal matters, partially offset by a $30.0 million expense reversal related to the resolution of certain legacy and representation and warranty mortgage loan repurchase obligations to a government sponsored entity.

FHN REGIONAL BANKING

Quarterly, Unaudited

						4Q14 Changes vs.
	4Q14	3Q14	2Q14	1Q14	4Q13	3Q14	4Q13

Income Statement (thousands)
Net interest income	$157,547	$153,855	$148,654	$142,010	$146,427	2%	8%
Provision for loan losses	5,568	2,204	8,425	12,990	2,585	NM	NM
Noninterest income:
NSF / Overdraft fees (a)	11,619	11,425	10,636	9,156	11,411	2%	2%
Cash management fees	8,719	8,522	8,537	8,916	9,063	2%	(4)%
Debit card income	3,117	2,945	2,934	2,655	2,739	6%	14%
Other	4,655	4,705	4,850	4,864	5,112	(1)%	(9)%
Total deposit transactions and cash management	28,110	27,597	26,957	25,591	28,325	2%	(1)%
Brokerage, management fees and commissions	11,647	12,333	12,844	12,276	11,505	(6)%	1%
Trust services and investment management	6,960	6,794	7,325	6,760	6,612	2%	5%
Bankcard income (b)	5,557	5,346	7,740	4,365	4,815	4%	15%
Other service charges	2,567	2,802	2,848	2,559	2,873	(8)%	(11)%
Miscellaneous revenue	9,479	9,287	8,512	8,441	8,676	2%	9%
Total noninterest income	64,320	64,159	66,226	59,992	62,806	*	2%
Noninterest expense:
Employee compensation, incentives, and benefits	52,110	51,991	51,870	50,318	50,921	*	2%
Other	85,869	84,262	81,694	82,732	88,265	2%	(3)%
Total noninterest expense	137,979	136,253	133,564	133,050	139,186	1%	(1)%
Income before income taxes	$78,320	$79,557	$72,891	$55,962	$67,462	(2)%	16%
PPNR (Non-GAAP) (c)	83,888	81,761	81,316	68,952	70,047	3%	20%
Efficiency ratio (d)	62.19%	62.50%	62.16%	65.87%	66.52%

Balance Sheet (millions)
Average loans	$13,129	$12,886	$12,372	$11,897	$11,972	2%	10%
Average other earning assets	52	63	57	50	43	(17)%	21%
Total average earning assets	13,181	12,949	12,429	11,947	12,015	2%	10%
Average core deposits	15,335	14,638	14,809	14,857	14,466	5%	6%
Average other deposits	452	465	512	546	581	(3)%	(22)%
Total average deposits	15,787	15,103	15,321	15,403	15,047	5%	5%
Total period-end deposits	16,373	15,120	15,418	15,723	15,480	8%	6%
Total period-end assets	14,352	13,697	13,702	12,891	13,019	5%	10%
Net interest margin (e)	4.81%	4.79%	4.87%	4.88%	4.90%
Net interest spread	3.36	3.41	3.46	3.41	3.50
Loan yield	3.50	3.56	3.63	3.61	3.71
Deposit average yield	0.14	0.15	0.17	0.20	0.21

Key Statistics
Financial center locations (f)	178	172	172	172	172	3%	3%

NM - Not meaningful

* Amount is less than one percent.

(a)	1Q14 levels primarily attributable to seasonality in NSF fees.
(b)	2Q14 includes $2.8 million of Visa volume incentives.
(c)	Pre-tax, pre-provision, net revenue is a Non-GAAP number and is calculated by adding the provision/(provision credit) for loan losses (GAAP) to Income before income taxes (GAAP).
(d)	Noninterest expense divided by total revenue.
(e)	Net interest margin is computed using total net interest income adjusted for FTE assuming a statutory federal income tax rate of 35 percent and, where applicable, state income taxes.
(f)	Increase related to the acquisition of bank branches in fourth quarter 2014.

FHN CAPITAL MARKETS

Quarterly, Unaudited

						4Q14 Changes vs.
	4Q14	3Q14	2Q14	1Q14	4Q13	3Q14	4Q13

Income Statement (thousands)
Net interest income	$3,677	$2,952	$2,590	$3,478	$4,301	25%	(15)%
Noninterest income:
Fixed income	39,030	41,216	40,457	49,614	50,937	(5)%	(23)%
Other	9,476	8,679	7,107	7,144	8,572	9%	11%
Total noninterest income	48,506	49,895	47,564	56,758	59,509	(3)%	(18)%
Noninterest expense (a)	46,213	47,910	111	52,594	53,130	(4)%	(13)%
Income before income taxes	$5,970	$4,937	$50,043	$7,642	$10,680	21%	(44)%

Efficiency ratio (b)	88.56%	90.66%	NM	87.31%	83.26%
Fixed income average daily revenue	$630	$644	$642	$813	$822	(2)%	(23)%

Balance Sheet (millions)
Average trading inventory	$1,177	$1,054	$1,112	$1,102	$1,160	12%	1%
Average other earning assets	677	648	668	628	588	4%	15%
Total average earning assets	1,854	1,702	1,780	1,730	1,748	9%	6%
Total period-end assets	2,137	2,338	2,197	2,094	1,511	(9)%	41%
Net interest margin (c)	0.85%	0.75%	0.61%	0.82%	1.02%
(a)	2Q14 includes $47.1 million related to agreements with insurance companies for the recovery of expenses FHN incurred in connection with the Sentinel litigation matter which was settled in 2011.
(b)	Noninterest expense divided by total revenue.
(c)	Net interest margin is computed using total net interest income adjusted for FTE assuming a statutory federal income tax rate of 35 percent and, where applicable, state income taxes.

FHN CORPORATE

Quarterly, Unaudited

						4Q14 Changes vs.
	4Q14	3Q14	2Q14	1Q14	4Q13	3Q14	4Q13

Income Statement (thousands)
Net interest income/(expense)	$(18,030)	$(14,235)	$(11,951)	$(9,910)	$(10,907)	(27)%	(65)%
Noninterest income excluding securities gains/(losses)	4,399	4,005	5,138	7,558	5,649	10%	(22)%
Securities gains/(losses), net (a)	-	134	76	5,657	2,182	NM	NM
Noninterest expense	16,294	18,783	15,798	19,578	18,770	(13)%	(13)%
Loss before income taxes	$(29,925)	$(28,879)	$(22,535)	$(16,273)	$(21,846)	(4)%	(37)%

Average Balance Sheet (millions)
Average loans	$148	$153	$159	$169	$182	(3)%	(19)%
Total earning assets	$4,703	$3,999	$4,082	$4,617	$4,026	18%	17%
Net interest margin (b)	(1.50)%	(1.39)%	(1.18)%	(0.90)%	(1.05)%

Certain previously reported amounts have been reclassified to agree with current presentation.

NM - Not meaningful

(a)	1Q14 and 4Q13 include gains of $5.6 million and $3.3 million, respectively, on the sale of cost method investments; 4Q13 also includes a $1.1 million other-than-temporary impairment of an investment.
(b)	Net interest margin is computed using total net interest income adjusted for FTE assuming a statutory federal income tax rate of 35 percent and, where applicable, state income taxes.

FHN NON-STRATEGIC

Quarterly, Unaudited

						4Q14 Changes vs.
	4Q14	3Q14	2Q14	1Q14	4Q13	3Q14	4Q13

Income Statement (thousands)
Net interest income	$15,856	$16,969	$17,475	$16,781	$17,314	(7)%	(8)%
Noninterest income:
Mortgage warehouse valuation (a)	1,240	41,287	8,213	1,045	(720)	(97)%	NM
Miscellaneous revenue (b)	1,133	(670)	1,684	14,720	5,617	NM	(80)%

Total noninterest income excluding securities gains/(losses)	2,373	40,617	9,897	15,765	4,897	(94)%	(52)%
Securities gains/(losses), net	-	(995)	(2,000)	-	-	NM	NM
Noninterest expense:
Repurchase and foreclosure provision (c)	-	(4,300)	-	-	(30,000)	NM	NM
Other expenses (d)	8,993	47,540	15,859	14,992	76,011	(81)%	(88)%

Total noninterest expense	8,993	43,240	15,859	14,992	46,011	(79)%	(80)%
Provision/(provision credit) for loan losses	432	3,796	(3,425)	(2,990)	12,415	(89)%	(97)%

Income/(loss) before income taxes	$8,804	$9,555	$12,938	$20,544	$(36,215)	(8)%	NM

Average Balance Sheet (millions)
Loans	$2,592	$2,724	$2,851	$2,993	$3,119	(5)%	(17)%
Loans held-for-sale (e)	125	298	335	344	343	(58)%	(64)%
Trading securities	6	6	7	7	13	*	(54)%
Allowance for loan losses	(110)	(111)	(117)	(126)	(129)	(1)%	(15)%
Other assets	72	78	102	186	471	(8)%	(85)%
Total assets	2,685	2,995	3,178	3,404	3,817	(10)%	(30)%
Net interest margin (f)	2.32%	2.23%	2.19%	2.01%	1.98%
Efficiency ratio (g)	49.33%	75.09%	57.94%	46.06%	NM

Mortgage Warehouse - Period-end (millions)
Ending warehouse balance (loans held-for-sale) (e)	$115	$120	$330	$332	$336	(4)%	(66)%

Key Servicing Metric
Ending servicing portfolio (millions) (h) (i)	$1,013	$1,090	$1,456	$1,679	$9,943	(7)%	(90)%

Certain previously reported amounts have been reclassified to agree with current presentation.

NM - Not meaningful

* Amount is less than one percent.

(a)	3Q14 includes $39.7 million of gains on the sale of HFS mortgage loans; 2Q14 fair value adjustments reflect new information on market pricing for similar assets primarily related to the non-performing portion of the held-for-sale portfolio.
(b)	1Q14 increase reflects the receipt of previously unrecognized servicing fees in conjunction with transfers of servicing in 1Q14.
(c)	3Q14 and 4Q13 expense reversal associated with the settlement of certain repurchase claims.
(d)	3Q14 includes $50.0 million of loss accruals related to legal matters, partially offset by $15.0 million of expense reversals associated with agreements with insurance companies for the recovery of expenses FHN incurred prior to 2012 related to litigation losses; 4Q13 includes $57.0 million of net loss accruals related to legal matters.
(e)	4Q14 and 3Q14 decreases relate to the sale of mortgage loans HFS late in third quarter.
(f)	Net interest margin is computed using total net interest income adjusted for FTE assuming a statutory federal income tax rate of 35 percent and, where applicable, state income taxes.
(g)	Noninterest expense divided by total revenue excluding securities gains/(losses).
(h)	Includes mortgage loans serviced from FHN’s legacy mortgage banking business, legacy equity lending serviced for others, and mortgage loans in portfolio and warehouse.
(i)	In 3Q13 FHN signed a definitive agreement to sell substantially all remaining legacy mortgage servicing; transfers of servicing began in fourth quarter 2013 and were substantially completed in first quarter 2014.

FHN ASSET QUALITY: CONSOLIDATED

Quarterly, Unaudited

											4Q14 Changes vs.
(Thousands)	4Q14		3Q14		2Q14		1Q14		4Q13		3Q14	4Q13

Allowance for Loan Losses Walk-Forward
Beginning reserve	$238,641		$243,628		$247,246		$253,809		$255,710		(2)%	(7)%
Provision	6,000		6,000		5,000		10,000		15,000		*	(60)%
Charge-offs	(23,306)		(23,684)		(18,764)		(24,692)		(29,000)		(2)%	(20)%
Recoveries	11,113		12,697		10,146		8,129		12,099		(12)%	(8)%

Ending balance	$232,448		$238,641		$243,628		$247,246		$253,809		(3)%	(8)%

Reserve for unfunded commitments	4,770		2,313		2,209		2,882		3,017		NM	58%
Total allowance for loan losses plus reserve for unfunded commitments	$237,218		$240,954		$245,837		$250,128		$256,826		(2)%	(8)%

Allowance for Loan Losses
Regional Banking	$126,812		$127,873		$131,801		$128,234		$121,027		(1)%	5%
Non-Strategic	105,636		110,768		111,827		119,012		132,782		(5)%	(20)%
Corporate (a)	NM		NM		NM		NM		NM		NM	NM

Total allowance for loan losses	$232,448		$238,641		$243,628		$247,246		$253,809		(3)%	(8)%

Nonperforming Assets
Regional Banking
Nonperforming loans	$64,654		$70,805		$89,191		$83,275		$87,324		(9)%	(26)%
Foreclosed real estate (b)	20,451		25,404		26,598		27,705		28,806		(19)%	(29)%

Total Regional Banking	$85,105		$96,209		$115,789		$110,980		$116,130		(12)%	(27)%

Non-Strategic
Nonperforming loans (c)	$135,740		$139,038		$138,789		$153,972		$163,104		(2)%	(17)%
Nonperforming loans held-for-sale after fair value adjustments (d)	7,643		7,931		69,184		61,631		61,139		(4)%	(87)%
Foreclosed real estate (b)	9,979		9,857		12,183		15,265		16,947		1%	(41)%

Total Non-Strategic	$153,362		$156,826		$220,156		$230,868		$241,190		(2)%	(36)%

Corporate
Nonperforming loans	$3,045		$3,903		$3,636		$3,672		$4,598		(22)%	(34)%

Total nonperforming assets	$241,512		$256,938		$339,581		$345,520		$361,918		(6)%	(33)%

Net Charge-Offs
Regional Banking	$6,629		$6,132		$4,858		$5,783		$6,997		8%	(5)%
Non-Strategic	5,564		4,855		3,760		10,780		9,904		15%	(44)%

Total net charge-offs	$12,193		$10,987		$8,618		$16,563		$16,901		11%	(28)%

Consolidated Key Ratios (e)
NPL %	1.25%		1.35%		1.47%		1.59%		1.66%
NPA %	1.44		1.57		1.71		1.87		1.95
Net charge-offs %	0.30		0.28		0.22		0.45		0.44
Allowance / loans	1.43		1.51		1.54		1.64		1.65
Allowance / NPL	1.14	x	1.12	x	1.05	x	1.03	x	1.00	x
Allowance / NPA	0.99	x	0.96	x	0.90	x	0.87	x	0.84	x
Allowance / charge-offs	4.81	x	5.47	x	7.05	x	3.68	x	3.79	x

Other
Loans past due 90 days or more (f)	50,699		$57,786		$68,369		$63,747		$69,863		(12)%	(27)%
Guaranteed portion (f)	24,036		27,020		32,782		35,063		35,260		(11)%	(32)%
Foreclosed real estate from government insured loans	9,492		12,735		18,771		23,065		25,809		(25)%	(63)%
Period-end loans, net of unearned income (millions)	16,230		15,812		15,796		15,119		15,389		3%	5%

NM - Not meaningful

* Amount is less than one percent.

(a)  The valuation adjustment taken upon exercise of clean-up calls included expected losses.

(b)  Excludes foreclosed real estate from government-insured mortgages.

(c)  2Q14 decrease is primarily related to a TRUPS sale.

(d)  3Q14 decrease is related to the sale of held-for-sale mortgage loans.

(e)  See Glossary of Terms for definitions of Consolidated Key Ratios.

(f)  Includes loans held-for-sale.

FHN ASSET QUALITY: CONSOLIDATED

Quarterly, Unaudited

											4Q14 Changes vs.
	4Q14		3Q14		2Q14		1Q14		4Q13		3Q14	4Q13

Key Portfolio Details
C&I
Period-end loans ($ millions)	$9,007		$8,477		$8,403		$7,753		$7,924		6%	14%

30+ Delinq. % (a)	0.05%		0.10%		0.19%		0.27%		0.13%
NPL %	0.36		0.49		0.58		0.68		1.01
Charge-offs % (qtr. annualized)	0.19		NM		0.20		0.22		0.21

Allowance / loans %	0.74%		0.82%		0.82%		0.94%		1.09%
Allowance / charge-offs	4.05	x	NM		4.35	x	4.27	x	5.33	x

Commercial Real Estate
Period-end loans ($ millions)	$1,278		$1,278		$1,232		$1,152		$1,133		*	13%

30+ Delinq. % (a)	0.14%		0.33%		1.10%		1.61%		0.90%
NPL %	1.20		1.11		1.14		1.30		1.60
Charge-offs % (qtr. annualized)	NM		0.47		NM		0.12		NM

Allowance / loans %	1.45%		1.21%		1.28%		1.35%		0.94%
Allowance / charge-offs	NM		2.64		NM		10.97	x	NM

Consumer Real Estate
Period-end loans ($ millions)	$5,048		$5,131		$5,219		$5,258		$5,333		(2)%	(5)%

30+ Delinq. % (a)	1.10%		1.04%		0.93%		1.01%		1.13%
NPL %	2.39		2.41		2.51		2.51		2.20
Charge-offs % (qtr. annualized)	0.38		0.60		0.20		0.56		0.62

Allowance / loans %	2.24%		2.31%		2.26%		2.35%		2.38%
Allowance / charge-offs	5.85	x	3.83	x	11.30	x	4.17	x	3.79	x

Permanent Mortgage
Period-end loans ($ millions)	$539		$573		$594		$622		$662		(6)%	(19)%

30+ Delinq. % (a)	1.72%		2.73%		1.71%		1.44%		2.62%
NPL %	6.32		5.93		6.23		6.46		5.76
Charge-offs % (qtr. annualized)	1.00		0.25		0.12		1.04		1.46

Allowance / loans %	3.55%		3.53%		3.99%		3.62%		3.40%
Allowance / charge-offs	3.46	x	14.17	x	31.85	x	3.39	x	2.27	x

Credit Card and Other
Period-end loans ($ millions)	$358		$353		$348		$334		$337		1%	6%

30+ Delinq. % (a)	1.42%		1.44%		1.39%		1.30%		1.35%
NPL %	0.21		0.20		0.39		0.42		0.42
Charge-offs % (qtr. annualized)	3.33		3.19		3.35		3.71		3.05

Allowance / loans %	4.11%		4.17%		5.01%		3.91%		2.22%
Allowance / charge-offs	1.24	x	1.31	x	1.51	x	1.05	x	0.73	x

NM - Not meaningful

(a)  30+ Delinquency % includes all accounts delinquent more than one month and still accruing interest.

FHN ASSET QUALITY: REGIONAL BANKING

Quarterly, Unaudited

											4Q14 Changes vs.
	4Q14		3Q14		2Q14		1Q14		4Q13		3Q14	4Q13

Total Regional Banking
Period-end loans ($ millions)	$13,568		$13,002		$12,853		$12,042		$12,167		4%	12%

30+ Delinq. % (a)	0.22%		0.29%		0.43%		0.52%		0.38%
NPL %	0.48		0.54		0.69		0.69		0.72
Charge-offs % (qtr. annualized)	0.20		0.19		0.16		0.20		0.23

Allowance / loans %	0.93%		0.98%		1.03%		1.06%		0.99%
Allowance / charge-offs	4.82	x	5.26	x	6.76	x	5.47	x	4.36	x

Key Portfolio Details
C&I
Period-end loans ($ millions)	$8,553		$8,022		$7,947		$7,287		$7,431		7%	15%

30+ Delinq. % (a)	0.05%		0.09%		0.20%		0.26%		0.14%
NPL % (b)	0.24		0.37		0.57		0.55		0.59
Charge-offs % (qtr. annualized)	0.21		NM		0.09		0.07		0.24

Allowance / loans %	0.72%		0.81%		0.84%		0.93%		0.97%
Allowance / charge-offs	3.62	x	NM		10.12	x	13.74	x	4.24	x

Commercial Real Estate
Period-end loans ($ millions)	$1,273		$1,274		$1,226		$1,145		$1,124		*	13%

30+ Delinq. % (a) (c)	0.14%		0.33%		1.10%		1.62%		0.91%
NPL %	1.14		1.04		1.06		1.05		1.35
Charge-offs % (qtr. annualized)	NM		0.49		NM		0.10		NM

Allowance / loans %	1.43%		1.18%		1.25%		1.31%		0.88%
Allowance / charge-offs	NM		2.46	x	NM		13.38	x	NM

Consumer Real Estate
Period-end loans ($ millions)	$3,385		$3,356		$3,334		$3,280		$3,278		1%	3%

30+ Delinq. % (a)	0.57%		0.61%		0.64%		0.62%		0.65%
NPL %	0.86		0.83		0.90		0.92		0.85
Charge-offs % (qtr. annualized)	0.11		0.39		0.18		0.18		0.12

Allowance / loans %	0.95%		0.99%		0.97%		0.99%		0.96%
Allowance / charge-offs	8.55	x	2.55	x	5.32	x	5.42	x	7.72	x

Credit Card, Permanent Mortgage, and Other
Period-end loans ($ millions)	$357		$351		$346		$330		$334		2%	7%

30+ Delinq. % (a)	1.51%		1.49%		1.43%		1.38%		1.55%
NPL %	0.14		0.15		0.14		0.27		0.16
Charge-offs % (qtr. annualized)	3.00		3.01		3.05		3.43		2.92

Allowance / loans %	4.06%		4.07%		4.98%		3.91%		2.21%
Allowance / charge-offs	1.36	x	1.36	x	1.64	x	1.13	x	0.76	x

ASSET QUALITY: CORPORATE

Permanent Mortgage
Period-end loans ($ millions)	$136		$147		$155		$164		$175		(7)%	(22)%

30+ Delinq. % (a)	2.32%		2.24%		1.91%		1.83%		2.34%
NPL %	2.25		2.65		2.34		2.24		2.63
Charge-offs % (qtr. annualized)	NM		NM		NM		NM		NM

Allowance / loans %	NM		NM		NM		NM		NM
Allowance / charge-offs	NM		NM		NM		NM		NM

NM - Not meaningful

* Amount is less than one percent.

(a)  30+ Delinquency % includes all accounts delinquent more than one month and still accruing interest.

(b)  3Q14 decrease is primarily related to loans returning to accrual.

(c)  1Q14 increase is primarily driven by 2 purchase credit impaired loans acquired from MNB.

FHN ASSET QUALITY: NON-STRATEGIC

Quarterly, Unaudited

											4Q14 Changes vs.
	4Q14		3Q14		2Q14		1Q14		4Q13		3Q14	4Q13

Total Non-Strategic
Period-end loans ($ millions)	$2,527		$2,663		$2,788		$2,913		$3,047		(5)%	(17)%
30+ Delinq. % (a)	1.67%		1.73%		1.24%		1.38%		1.70%
NPL % (b)	5.37		5.22		4.98		5.28		5.35
Charge-offs % (qtr. annualized)	0.85		0.71		0.53		1.46		1.26
Allowance / loans %	4.18%		4.16%		4.01%		4.08%		4.36%
Allowance / charge-offs	4.79	x	5.75	x	7.41	x	2.72	x	3.38	x

Key Portfolio Details
C&I
Period-end loans ($ millions)	$454		$456		$456		$466		$492		*	(8)%
30+ Delinq. % (a)	0.05%		0.23%		0.02%		0.43%		0.06%
NPL % (b)	2.64		2.64		0.58		2.64		7.33
Charge-offs % (qtr. annualized)	NM		NM		1.99		2.48		NM
Allowance / loans %	1.10%		1.01%		0.38%		1.02%		2.87%
Allowance / charge-offs	NM		NM		0.19	x	0.39	x	NM

Commercial Real Estate
Period-end loans ($ millions)	$5		$5		$5		$7		$9		*	(44)%
30+ Delinq. % (a)	-%		-%		-%		-%		-%
NPL %	17.47		20.01		19.34		40.93		32.30
Charge-offs % (qtr. annualized)	6.91		NM		NM		3.46		3.72
Allowance / loans %	9.25%		9.36%		9.41%		7.43%		7.98%
Allowance / charge-offs	1.27	x	NM		NM		1.80	x	2.00	x

Consumer Real Estate
Period-end loans ($ millions)	$1,663		$1,775		$1,885		$1,978		$2,055		(6)%	(19)%
30+ Delinq. % (a)	2.17%		1.84%		1.45%		1.65%		1.89%
NPL %	5.51		5.40		5.35		5.14		4.36
Charge-offs % (qtr. annualized)	0.91		0.98		0.23		1.17		1.39
Allowance / loans %	4.86%		4.79%		4.54%		4.60%		4.64%
Allowance / charge-offs	5.19	x	4.76	x	19.65	x	3.86	x	3.25	x

Permanent Mortgage
Period-end loans ($ millions)	$393		$415		$427		$446		$475		(5)%	(17)%
30+ Delinq. % (a)	1.40%		2.88%		1.59%		1.21%		2.59%
NPL %	7.78		7.13		7.71		7.99		6.96
Charge-offs % (qtr. annualized)	1.44		0.29		0.15		1.46		2.04
Allowance / loans %	4.83%		4.84%		5.52%		5.00%		4.68%
Allowance / charge-offs	3.30	x	16.57	x	35.18	x	3.36	x	2.25	x

Other Consumer
Period-end loans ($ millions)	$12		$12		$15		$16		$16		*	(25)%
30+ Delinq. % (a)	2.48%		2.24%		1.79%		1.95%		2.33%
NPL %	6.22		5.38		9.16		9.03		8.66
Charge-offs % (qtr. annualized)	8.21		6.74		7.81		6.83		3.35
Allowance / loans %	3.43%		4.48%		2.94%		2.12%		2.25%
Allowance / charge-offs	0.41	x	0.63	x	0.36	x	0.30	x	0.66	x

NM - Not meaningful

* Amount is less than one percent.

(a) 30+ Delinquency % includes all accounts delinquent more than one month and still accruing interest.

(b) 3Q14 increase related to interest deferral elected by an insurance TRUPS; 2Q14 and 1Q14 NPL decrease related to TRUPS sales.

20

FHN: PORTFOLIO METRICS

Unaudited

C&I Portfolio: $9.0 Billion (55.5% of Total Loans) as of December 31, 2014
						% OS
General Corporate, Commercial, and Business Banking Loans						82%
Loans to Mortgage Companies						13%
Trust Preferred Loans						4%
Bank Holding Company Loans						1%

Consumer Real Estate (primarily Home Equity) Portfolio: $5.0 Billion (31.1% of Total Loans)
Origination LTV and FICO for Portfolio as of December 31, 2014			Loan-to-Value
(excludes whole loan insurance)			<=60%	>60% - <=80%	>80% - 90%	>90%
FICO score greater than or equal to 740			11%	23%	17%	9%
FICO score 720-739			2%	4%	4%	2%
FICO score 700-719			1%	4%	3%	2%
FICO score 660-699			2%	4%	4%	3%
FICO score 620-659			-%	1%	1%	1%
FICO score less than 620			-%	1%	-%	1%
Origination LTV and FICO for Portfolio - Regional Bank as of December 31, 2014			Loan-to-Value
(excludes whole loan insurance)			<=60%	>60% - <=80%	>80% - 90%	>90%
FICO score greater than or equal to 740			12%	24%	18%	11%
FICO score 720-739			1%	4%	4%	3%
FICO score 700-719			1%	2%	2%	2%
FICO score 660-699			1%	4%	3%	2%
FICO score 620-659			1%	1%	1%	1%
FICO score less than 620			-%	1%	-%	1%
Origination LTV and FICO for Portfolio - Non-Strategic as of December 31, 2014			Loan-to-Value
(excludes whole loan insurance)			<=60%	>60% - <=80%	>80% - 90%	>90%
FICO score greater than or equal to 740			8%	21%	15%	5%
FICO score 720-739			2%	6%	6%	2%
FICO score 700-719			2%	6%	6%	2%
FICO score 660-699			2%	5%	4%	3%
FICO score 620-659			-%	1%	1%	1%
FICO score less than 620			-%	-%	-%	2%

Consumer Real Estate Portfolio Detail:
		Origination Characteristics
Vintage	Balances ($B)	W/A Age (mo.)	CLTV	FICO	% TN	% 1st lien
pre-2003	$0.1	156	78%	702	43%	31%
2003	$0.1	138	76%	718	31%	37%
2004	$0.3	125	80%	720	19%	27%
2005	$0.6	113	81%	728	16%	16%
2006	$0.4	102	79%	732	21%	17%
2007	$0.6	90	81%	737	26%	19%
2008	$0.3	79	75%	745	72%	50%
2009	$0.1	67	72%	748	87%	57%
2010	$0.2	53	80%	750	92%	73%
2011	$0.4	41	77%	759	89%	86%
2012	$0.7	30	77%	764	89%	91%
2013	$0.6	19	78%	756	86%	85%
2014	$0.6	6	81%	757	85%	89%
Total	$5.0	65	79%	743(a)	59%	56%

(a) 743 average portfolio origination FICO; 736 weighted average portfolio FICO (refreshed).

21

FHN NON-GAAP TO GAAP RECONCILIATION

Quarterly, Unaudited

(Dollars and shares in thousands, except per share data)	4Q14	3Q14	2Q14	1Q14	4Q13
Tangible Common Equity (Non-GAAP)
(A) Total equity (GAAP)	$2,590,968	$2,621,941	$2,626,151	$2,544,137	$2,500,751
Less: Noncontrolling interest (a)	295,431	295,431	295,431	295,431	295,431
Less: Preferred stock	95,624	95,624	95,624	95,624	95,624
(B) Total common equity	$2,199,913	$2,230,886	$2,235,096	$2,153,082	$2,109,696
Less: Intangible assets (GAAP) (b)	175,450	160,987	161,968	162,950	163,931
(C) Tangible common equity (Non-GAAP)	$2,024,463	$2,069,899	$2,073,128	$1,990,132	$1,945,765
Less: Unrealized gains/(losses) on AFS securities, net of tax	18,581	4,308	15,596	(1,762)	(11,241)
(D) Adjusted tangible common equity (Non-GAAP) (c)	$2,005,882	$2,065,591	$2,057,532	$1,991,894	$1,957,006

Tangible Assets (Non-GAAP)
(E) Total assets (GAAP)	$25,672,887	$23,986,787	$24,222,750	$23,941,989	$23,789,833
Less: Intangible assets (GAAP) (b)	175,450	160,987	161,968	162,950	163,931
(F) Tangible assets (Non-GAAP)	$25,497,437	$23,825,800	$24,060,782	$23,779,039	$23,625,902

Period-end Shares Outstanding
(G) Period-end shares outstanding	234,220	235,249	237,147	236,586	236,370

Tier 1 Common (Non-GAAP)
(H) Tier 1 capital (d) (e)	$2,813,504	$2,783,147	$2,751,933	$2,666,486	$2,618,976
Less: Noncontrolling interest - FTBNA preferred stock (a) (f)	294,816	294,816	294,816	294,816	294,816
Less: Preferred Stock	95,624	95,624	95,624	95,624	95,624
Less: Trust preferred (g)	200,000	200,000	200,000	200,000	200,000
(I) Tier 1 common (Non-GAAP)	$2,223,064	$2,192,707	$2,161,493	$2,076,046	$2,028,536

Risk Weighted Assets
(J) Risk weighted assets (d) (e)	$19,487,900	$19,238,109	$19,400,096	$18,694,719	$18,878,594

Ratios
(C)/(F) Tangible common equity to tangible assets (“TCE/TA”) (Non-GAAP)	7.94%	8.69%	8.62%	8.37%	8.24%
(A)/(E) Total equity to total assets (GAAP)	10.09%	10.93%	10.84%	10.63%	10.51%
(C)/(G) Tangible book value per common share (Non-GAAP)	$8.64	$8.80	$8.74	$8.41	$8.23
(B)/(G) Book value per common share (GAAP)	$9.39	$9.48	$9.42	$9.10	$8.93
(I)/(J) Tier 1 common to risk weighted assets (Non-GAAP) (d)	11.41%	11.40%	11.14%	11.10%	10.75%
(H)/(E) Tier 1 capital to total assets (GAAP) (d)	10.96%	11.60%	11.36%	11.14%	11.01%
(D)/(J) Adjusted tangible common equity to risk weighted assets (“TCE/RWA”) (Non-GAAP) (c) (d)	10.29%	10.74%	10.61%	10.65%	10.37%

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Included in Total equity on the Consolidated Balance Sheet.
(b)	Includes goodwill and other intangible assets, net of amortization.
(c)	See Glossary of Terms for definition of ratio.
(d)	Current quarter is an estimate.
(e)	Defined by and calculated in conformity with bank regulations.
(f)	Represents FTBNA preferred stock included in noncontrolling interest.
(g)	Included in Term borrowings on the Consolidated Balance Sheet.

22

FHN GLOSSARY OF TERMS

Adjusted Tangible Common Equity to Risk Weighted Assets (“TCE/RWA”): Common equity excluding intangible assets and unrealized gains/losses on available-for-sale securities divided by risk weighted assets.

Core Businesses: Management considers regional banking, capital markets, and corporate as FHN’s core businesses. Non-strategic has significant legacy assets and operations that are being wound down.

Fully Taxable Equivalent (“FTE”): Reflects the amount of tax-exempt income adjusted to a level that would yield the same after-tax income had that income been subject to taxation.

Insured Network Deposits: FDIC-insured deposit sweep program that enables participating banks to access cost-effective funding in large-dollar increments without collaterlization.

Purchase Credit Impaired (“PCI”) Loans: Acquired loans that have experienced deterioration of credit quality between origination and the time of acquisition and for which the timely collection of the interest and principal is no longer reasonably assured.

Troubled Debt Restructuring (“TDR”): A restructuring of debt whereby a creditor for economic or legal reasons related to the borrower’s financial difficulties grants a concession to the borrower that it would not otherwise consider. Such concession is granted in an attempt to protect as much of the creditor’s investment as possible by increasing the probability of repayment.

Key Ratios

Return on Average Assets: Ratio is annualized net income to average total assets.

Return on Average Common Equity: Ratio is annualized net income available to common shareholders to average common equity.

Fee Income to Total Revenue: Ratio is fee income excluding securities gains/(losses) to total revenue excluding securities gains/(losses).

Efficiency Ratio: Ratio is noninterest expense to total revenue excluding securities gains/(losses).

Asset Quality - Consolidated Key Ratios

NPL %: Ratio is nonperforming loans in the loan portfolio to total period-end loans.

NPA %: Ratio is nonperforming assets related to the loan portfolio to total period-end loans plus foreclosed real estate and other assets.

Net charge-offs %: Ratio is annualized net charge-offs to total average loans.

Allowance / loans: Ratio is allowance for loan losses to total period-end loans.

Allowance / NPL: Ratio is allowance for loan losses to nonperforming loans in the loan portfolio.

Allowance / NPA: Ratio is allowance for loan losses to nonperforming assets related to the loan portfolio.

Allowance / charge-offs: Ratio is allowance for loan losses to annualized net charge-offs.

23

First Horizon National Corporation Fourth Quarter 2014 Earnings January 23, 2015

2
Portions of this presentation use non-GAAP financial information. Each of those portions is so noted, and a reconciliation of that non-GAAP information to comparable GAAP information is provided in a footnote or in the appendix at the end of this presentation.
This presentation contains forward-looking statements, which may include guidance, involving significant risks and uncertainties which will be identified by words such as “believe”,“expect”,“anticipate”,“intend”,“estimate”,
“should”,“is likely”,“will”,“going forward” and other expressions that indicate future events and trends and may be followed by or reference cautionary statements. A number of factors could cause actual results to differ materially from those in the forward-looking information. These factors are outlined in our recent earnings and other press releases and in more detail in the most current 10-Q and 10-K. FHN disclaims any obligation to update any such factors or to publicly announce the result of any revisions to any of the forward-looking statements included herein or therein to reflect future events or developments.

Building Franchise Value Executing “Blue Chip” Priorities Being easy to do business with Providing differentiated customer service Using the Bonefish to drive profitability 3

4Q13 annualized expense excludes $57mm of net loss accruals related to legal matters and a $30mm reversal to mortgage repurchase reserve.
4
2014 Accomplishments
Building Franchise Value
1
Solid progress toward achieving long-term bonefish profitability
Regional Banking average loans up 10% year over year
Regional Banking pre-provision net revenue (PPNR) up 20% year over year
Consolidated 4Q annualized expenses down 9%
Winding down non-strategic segment
Sold mortgage servicing with positive impact of ~$20mm
Executed 2 non-strategic loan sales with valuation gain of ~$48mm
Reached mortgage settlement with FHLMC in February 2014
Settled FHFA litigation in April 2014
Deploying capital
Acquired $440mm of deposits via branch acquisition in 4Q14
Agreed to acquire TrustAtlantic in 4Q14
Repurchased $301mm or 31 million total common shares since October 2011 at VWAP of
$9.54, reducing share count by 11%
1
This number is Non-GAAP and a reconciliation is provided in the appendix.

Building Franchise Value
Executing Profitable Growth Opportunities
1 Average Regional Banking loan growth from 4Q13 to 4Q14.
Regional Bank Year Over Year Loan Growth
Consolidated and Regional Banking average loan
growth of 4% and 10% year over year, respectively
Capitalizing on profitable growth opportunities in CRE,
ABL, Mid-Atlantic, and Middle Tennessee
CRE portfolio comprises 8% of average
consolidated loan portfolio
Key Markets:
Key Lending Areas:
Middle TN
Mid-Atlantic
CRE
ABL
Commercial
PC/WM
5
10%
25%
10%
15%
31%
10%
Regional Banking Loan Growth by Lending Area
Commercial Business PC/WM Retail
Loans to
Mortgage Cos
+10%
$14B
CRE
Other
Specialty
ABL
4Q13 4Q14
$0
$2
$4
$6
$8
$10
$12
1

3 All else equal, a 200bps rate shock results in ~$78mm increase in Core Businesses annual NII (see slide 13), as Non-Strategic is interest rate neutral.
6
Core Businesses Relative Positioning
Balance Sheet Positioned to Benefit from Rising Rates
Returns
Key
Bonefish
Metrics
ROTCE
ROA
NIM
NCO %
Fee Income %
Efficiency Ratio
Significantly better than long-term
bonefish targets
FTN Financial significant differentiator
vs peers
In line with long-term bonefish
targets
Regional Banking efficiency ratio of 62%
Significant latent income embedded in
balance sheet
A 200bps rise in rates would have
improved NII by ~$78mm annually
and added ~39bps to Core NIM
FHN Peers
4
Improving returns through solid risk-
adjusted loan growth, expense
discipline, and strong credit quality
12.28%
10.84%
0.95%
0.88%
3.04%
3.39%
0.18%
0.22%
46%
30%
73%
66%
2
2
3
2
1 Core Businesses include Regional Banking, Capital Markets, and Corporate. All Core data is Non-GAAP and is reconciled in the appendix.
4 Peer data is for the period 4Q13-3Q14 and asset-weighted as of 3Q14. Peers defined in appendix.
2 ROTCE, ROA, NIM, and NCOs are full-year 2014. ROTCE is Non-GAAP.
2

FINANCIAL RESULTS 7

4Q14 Consolidated Financial Results
8
Net Interest Income
Fee Income
Expense
EPS
$ in millions, except EPS
Financial Results
4Q14
$159
Loan Loss Provision
$120
$209
$6
$46
$0.20
4Q14 vs
+$2
-$15
-$48
-$9
-$3
-$0.01
3Q14
$160
$158
$246
$6
$45
$0.19
4Q13
$157
$135
$257
$15
$49
$0.21
3Q14
$0
-$38
-$37
$0
+$1
+$0.01
4Q13
Actuals
Numbers may not add to total due to rounding. All Non-GAAP numbers are reconciled in the appendix.
1 4Q13 excludes $57mm of net loss accruals related to legal matters and a $30mm reversal to mortgage repurchase reserve.
3Q14 excludes $35mm in legal accruals related to legal matters and a $4mm mortgage repurchase reversal. These numbers are Non-GAAP.
2 Tier 1 Common: current quarter is an estimate and a Non-GAAP number.
Net income available to common of $46mm, with EPS of $0.20
Total average loans up 1% linked quarter and 4% year over year
Total average core deposits, including branch acquisition, up 8% linked quarter and 6% year over year
Net interest income stable linked quarter and up 1% year over year
Loan loss provision of $6mm with NCOs of $12mm in 4Q14 vs $6mm of provision and $11mm of NCOs in 3Q14
Expense down 3% linked quarter and 9% year over year
1
Tier 1 Common of 11.4%
2
Net Income Available to Common Shareholders

Numbers may not add to total due to rounding.
4Q14 Segment Highlights
9
Drivers and Impacts
Net Income
$ in millions,
except EPS
4Q14
Per Share
Impact
Regional
Banking
Capital
Markets
Corporate
Non-
Strategic
Total
3Q14
$51
$3
$(15)
$6
$45
4Q13
$43
$7
$(7)
$6
$49
4Q14
$50
$4
$(13)
$5
$46
$0.21
$0.02
$(0.05)
$0.02
$0.20
Fixed income ADR of $630k in 4Q14 vs $644k in 3Q14
Expenses down 4% linked quarter and 13% year over year
Loan loss provision of $0.4mm in 4Q14 vs $4mm in 3Q14
3Q14 included +$40mm gain on sales of held-for-sale mortgage loans,
-$35mm net accruals related to legal matters, +$4mm mortgage repurchase provision recovery
4Q13 included -$57mm net accruals related to legal matters, +$30mm mortgage repurchase reversal
NII up 2% linked quarter and up 8% year over year
4Q14 provision of $6mm vs 3Q14 provision of $2mm
Average loans up 2% linked quarter and 10% year over year
Expense down 13% linked quarter and year over year
1
2
1
1
Segment EPS impacts are Non-GAAP numbers and reconciled in the table. EPS impacts are calculated using the 4Q14 net income column divided by the 235 million diluted shares outstanding.
2
Corporate and Consolidated show net income available to common, which reflects $3mm of noncontrolling interest and $1.6mm of preferred stock dividends in each quarter.
1

Regional Banking Financial Results
10
Net Interest Income
Fee Income
Expense
$ in millions
Financial Results
4Q14
$158
Loan Loss Provision
Pre-Provision Net Revenue
1
$64
$138
$84
$6
4Q14 vs
+$11
+$2
-$1
+$14
+$3
3Q14
$154
$64
$136
$82
$2
4Q13
$146
$63
$139
$70
$3
3Q14
+$4
$0
+$2
+$2
+$4
4Q13
Actuals
Average loans increased 2% linked quarter and 10% year over year
Revenues up 2% linked quarter and 6% year over year
NII up 2% from higher loan fees and increased loan volumes
Fee income flat linked quarter; strong year over year growth with trust fees up 5% and bankcard fees up 15%
Efficiency ratio improvement of 433 bps year over year
4Q14 net charge-offs of $7mm, or annualized 0.20% of average loans, compared to $6mm in 3Q14
Net Income $50 $51 $43 +$7 -$1
Numbers may not add to total due to rounding.
1 Regional Banking Pre-Provision Net Revenue is a Non-GAAP number and a reconciliation is provided in the appendix.

11
1 Average Regional Banking loan growth from 3Q14 to 4Q14.
Profitable Growth Opportunities: Regional Banking
Broad Product Offerings with Focus on
Specialty Lending Provide Growth Opportunities
Regional Banking Loan Growth by Lending Area
1
Regional Banking average loan growth of 10% year
over year and 2% linked quarter
Continued growth in specialty lending areas
CRE increase driven by customers funding up
commitments and growth in REITs and property
types such as retail, assisted living facilities, and
industrial
ABL up due to utilization rate improvement and
new customer growth
+2%
$14B
Mid-Atlantic
Middle TN
CRE
Commercial
Key Markets:
Key Lending Areas:
PC/WM
ABL
East TN
Regional Bank Areas of Linked Quarter Loan Growth
1
Commercial Business PC/WM Retail
Loans to
Mortgage Cos
CRE ABL
Other
Specialty
5%
5%
2%
2%
3%
2%
1%
$3.21B
$3.26B
$0.76B
$0.76B
$1.82B
$1.86B
$2.12B
$2.10B
$1.30B
$1.37B
$1.55B
$1.61B
3Q14 4Q14
$0
$2
$4
$6
$8
$10
$12
$1.18B
$1.24B
$0.93B
$0.95B

12
Capital Markets
Solid Performance in a Challenging Environment
Capital Markets Revenue and Expense
Fixed income average daily revenue at $630k in 4Q14
Expenses down 4% linked quarter due to lower
variable expenses
Focused on investing in extensive fixed income
distribution platform:
Expansion of municipal products platform
Continued development of public finance capability
Fixed income business model highly adaptable to
various market conditions
$3mm
Left Axis:
Right Axis:
NII
Fee Income
$ in millions, except ADR
Financial Results
4Q14
$4
Pre-Tax Income
$49
$6
4Q14 vs
-$1
-$11
-$5
3Q14
$3
$50
$5
4Q13
$4
$60
$11
3Q14
+$1
-$1
+$1
4Q13
Actuals
Expense $46 -$7 $48 $53
-$2
Average Daily Revenue (ADR) $630k $644k $822k
-$192k
-$14k
$0
$1
$2
$0
$200
$400
$600
Revenue Expense
ADR
$800mm
1 2011 excludes $36.7mm of expense associated with the Sentinel settlement. 2014 excludes the $47mm recovery of the Sentinel settlement expense and legal fees.
Numbers may not add to total due to rounding.
These are Non-GAAP numbers and are reconciled in the appendix.

13
Net Interest Income Sensitivity Impact
1
NII and Net Interest Margin
Balance Sheet Positioned to Benefit from Rising Rates
Attractive and stable low-cost funding mix in Regional
Banking with 56% DDA and interest checking deposits
Deposits excluding branch acquisition up 5% linked
quarter
Regional Banking average deposit rate paid of 14bps in
4Q14 vs 15bps in 3Q14
Floating rate loans comprise 65% vs fixed rate loans at
35% of loan portfolio
Issued $400mm of debt in November 2014 to replace
maturity due in January 2015
NIM at 2.86% in 4Q14, down 11 bps from 3Q14 largely
due to significant excess cash balances at the Fed
Average Deposit Growth
4Q14 $159.1 2.86%
NII and NIM Change Drivers
NII NIM
($ in millions)
3Q14 $159.5 2.97%
Deposit Growth/Higher Fed Balances
Loan Fees & Cash Basis Income/Other
$2.9 4bps
Lower Commercial Loan Yields
Sales/Runoff of Non-Strategic Loans -1bp
Pre-Funding of Debt Maturity -$0.6 -1bp
Increased Commercial Loan Volumes
-$1.4
-$3.1
-10bps
-3bps
$1.8
+5%
+4%
-
-
+10%
+6%
Linked Quarter:
Year Over Year:
Consumer
Consumer
Commercial
Commercial
-1.5%
-$9mm
+1.4%
+$8mm
+6.6%
+$40mm
+12.7%
+$78mm
-3%
0%
3%
6%
9%
12%
15%
Long End
-50bps
Long End
+50bps
+100bps +200bps
Numbers may not add to total due to rounding.
1 NII sensitivity analysis uses FHN’s balance sheet as of 4Q14 and is Non-GAAP. Long End +50bps assumes yield curve spreads widen ~50bps. Long end -50bps assumes yield curve spreads compress
~50bps. Bps impact assumes increase in Fed Funds rate. Non-Strategic is interest rate neutral, thus nearly all the sensitivity impact would be allocated to the Core Businesses.

14
Continued Efficiencies
Execution Capabilities Demonstrated
1 4Q11 excludes ~$45mm in mortgage repurchase provision and ~$1mm in legal expense. 4Q12 excludes ~$4mm in legal expense.
4Q13 excludes ~$57mm of net loss accruals related to legal matters and a ~$30mm reversal to mortgage repurchase reserve. All exclusions are within the Non-Strategic segment.
These are Non-GAAP numbers and a reconciliation is provided in the appendix.
Annualized Noninterest Expense
1
-9%
1
Noninterest Expense Trends by Segment
1
RB
Capital Markets
Corporate
Non-Strategic
-53%
4Q13 4Q14
$919mm
$838mm
-13%
-13%
-1%
Annualized noninterest expense declined 21% from 2011
1
Ongoing efficiency opportunities:
Continued wind-down of Non-Strategic segment (decreased legal, credit, and repurchase expense)
Streamline end-to-end processes
Reduce corporate real estate footprint
Right-size branch network as consumer usage shifts to FHN’s expanded digital banking platforms
Annualized
Annualized

15
Non-Performing Assets
$500mm
Net Charge-Offs
Asset Quality Trends
Continued Improvement in Credit Trends
Reserves
$280mm
$100mm
Annual net charge-off improvement to $48mm in 2014
vs $78mm in 2013
Annual net charge-off ratio improvement of 19 bps
to 0.31%
Net charge-offs of $12mm in 4Q14, compared to
$11mm in 3Q14 and $17mm in 4Q13
NPL levels at $211mm, down 5% linked quarter and
33% year over year
Commercial NPLs down 14% linked quarter and
51% year over year
Numbers may not add to total due to rounding.
1 Net charge-off % is annualized.
0.00%
0.20%
0.40%
0.60%
0.80%
$0
$20
$40
$60
$80
2013 2014
NCOs $ Provision $ NCO %
1.0%
1.2%
1.4%
1.6%
1.8%
2.0%
$180
$200
$220
$240
$260
4Q13 1Q14 2Q14 3Q14 4Q14
Reserves $ Reserves / Loans %
$0
$100
$200
$300
$400
4Q13 1Q14 2Q14 3Q14 4Q14
NPLs NPLs Held for Sale ORE
¹

16
4Q14 Consolidated Core Businesses
3
Long-Term Targets
ROTCE
1
8.74% 10.36% 15.0 – 20.0%
ROA
1
0.82% 0.82% 1.25 - 1.45%
NIM
1
2.86% 2.94% 3.50 - 4.00%
Tier 1 Common
2
/
Allocated Tier 1 Common
2
11.4% 9.7% 8.0 – 9.0%
NCO / Average Loans
1
0.30% 0.20% 0.30 - 0.70%
Fee Income / Revenue 43% 45% 40 - 50%
Efficiency Ratio 75% 77% 60 - 65%
Equity / Assets
Return on Assets
1.25% - 1.45%
Risk Adjusted Margin
Return on Tangible
Common Equity
15% - 20%
Total Assets Earning Assets
Pre-tax Income
Tax Rate
Efficiency Ratio
60% - 65%
Annualized Net Charge-Offs
0.30% - 0.70%
Net Interest Margin
3.50% - 4.00%
Tier 1 Common
8% - 9%
% Fee Income
40% - 50%
Building Long-Term Earnings Power: Bonefish Targets
Focused on Growing Our Company Selectively and Profitably While Positioning
Our Balance Sheet for Sustainable, Higher Returns in the Long Term
All Non-GAAP numbers are reconciled in the appendix. 1 ROTCE, ROA, NIM, and NCO / Average Loans are annualized. ROTCE is a Non-GAAP number.
2 Tier 1 Common: Current quarter is an estimate and a Non-GAAP number. Allocated Tier 1 Common refers to implied Tier 1 Common of ~9.7%.
3 Core Businesses include Regional Banking, Capital Markets, and Corporate segments. Core data is Non-GAAP.

17
Closing the Gap to Bonefish Targets
Building a Foundation for Long-Term Earnings Power
Current
ROTCE /
EPS
Rise in
Interest
Rates
1
Target
Bonefish
ROTCE /
EPS
Growth
Opportunities
Economic
Profit
Improvement
Optimize/
Redeploy
Capital
Continued
Efficiencies
Non-Strategic
Wind-Down
Infrastructure
Reductions
Established
Market
Profitability/
Growth
Product/
Relationship
Profitability
Improvement
Sales
Productivity
Improvement
Process
Improvements
Branch
Network
Rationalization
Dividends
Share
Buybacks
M&A
Latent Income
Embedded in
Asset-Sensitive
Balance Sheet
Specialty
Lending
Mid-Atlantic
Middle TN
Houston
Wealth /
Investments
Municipals (FTN
Financial)
1 Rise in interest rates represents cumulative growth rate in net interest income over a 3-year strategic time horizon.
Chart illustrates a quantified path to long-term goals; it contains no forecasts.
0.5% to 1.0%
1.0% to 1.5%
1.0% to 1.5%
1.0% to 1.5%
1.0% to 2.5%
3.0% to 3.8%
Latent Income
Embedded in
Fixed Income
Platform
Capacity
ADR at
$1.0-$1.5mm
Increased
Capital
Markets
Activity

18
Building a Foundation for Attractive Long-Term Earnings Power
Proven execution capabilities
Unique size, scope, and strengths
Focused on efficiency, productivity, economic profitability, and growth opportunities
Organizational alignment on the path to achieving long-term bonefish profitability
Breadth and depth of talent that will be able to profitably run and grow the company
Successfully Executing on Key Priorities
FHN Is Well Positioned For Attractive Long-Term Earnings Power

APPENDIX 19

2014 Notable Items

Impact to EPS
2
Previously Unrecognized
Servicing Fees Associated
with the MSR Sale
$12.3mm
After-Tax Amount
1
$0.05
Securities Gain on an Equity
Investment
$3.4mm $0.01
Notable Item Pre-Tax Amount
$20.0mm
$5.6mm
Refer to financial supplements for other notable items.
1 After-tax impact assumes a tax rate of ~38.6% in 1Q14, ~33.3% in 2Q14, and ~37% in 3Q14.
2 EPS impact calculated by dividing the after-tax impact by the 237mm diluted shares outstanding in
1Q14-3Q14.
Lease Abandonment & Other
Restructuring Charges
($3.5)mm $(0.01) $(5.7)mm
Held-for-Sale (Primarily NPL)
Portfolio Valuation Adjustment
$5.5mm $0.02 $8.2mm
Net Impact from Resolution/
Collapse of On-Balance Sheet
Consumer Securitizations
($3.9)mm $(0.02) $(6.4)mm
Litigation Expense Recovery $31.4mm $0.13 $47.1mm
Gains on Sales of Held-for-
Sale Loans in Non-Strategic
Portfolio
$25.2mm $0.11 $39.7mm
Loss Accruals Related to Legal
Matters
$(31.5)mm $(0.13) $(50.0)mm
Litigation Expense Recovery $9.5mm $0.04 $15.0mm
$(35.0)mm $(22.0)mm $(0.09)
Net Loss Accruals Related
to Legal Matters
None

4Q14 Credit Quality Summary by Portfolio
($ in millions)
CRE
HE &
HELOC
Other
1
Total
Permanent
Mortgage
Commercial
(C&I & Other)
CRE
HE &
HELOC
Permanent
Mortgage
Other Total
Period End Loans $8,553 $1,273 $3,385 $357 $13,568 $136 $454 $5 $1,663 $393 $12 $16,230
30+ Delinquency 0.05% 0.14% 0.57% 1.51% 0.22% 2.32% 0.05% 0.00% 2.17% 1.40% 2.48% 0.47%
Dollars $4 $2 $19 $5 $30 $3 $0 $0 $36 $5 $0 $76
NPL % 0.24% 1.14% 0.86% 0.14% 0.48% 2.25% 2.64% 17.47% 5.51% 7.78% 6.22% 1.25%
Dollars $21 $15 $29 $1 $65 $3 $12 $1 $92 $31 $1 $203
Net Charge-offs
3
% 0.21% NM 0.11% 3.00% 0.20% NM NM 6.91% 0.91% 1.44% 8.21% 0.30%
Dollars $4 -$1 $1 $3 $7 NM $0 $0 $4 $1 $0 $12
Allowance $62 $18 $32 $14 $127 NM $5 $0 $81 $19 $0 $232
Allowance / Loans % 0.72% 1.43% 0.95% 4.06% 0.93% NM 1.10% 9.25% 4.86% 4.83% 3.43% 1.43%
Allowance / Charge-offs 3.62x NM 8.55x 1.36x 4.82x NM NM 1.27% 5.19x 3.30x 0.41x 4.81x
Regional Banking
Corporate
4
Non-Strategic
Commercial
(C&I & Other)
4
Exercised clean-up calls on jumbo securitizations in 1Q13, 3Q12, 2Q11, and 4Q10, which are now on balance sheet in the Corporate segment.
3
Net charge-offs are annualized.
1
Credit card, Permanent Mortgage, and Other. ²Credit card, OTC, and Other Consumer.
Numbers may not add to total due to rounding. Data as of 4Q14. NM: Not meaningful.
2

C&I and CRE Portfolio Detail
$9.0B C&I portfolio, diversified by industry, managed
primarily in Regional Banking
$1.3B CRE portfolio, comprising 8% of period-end
consolidated loans
Commercial (C&I and CRE) net charge-offs were $3mm
for the quarter
Charge-offs were $6mm with recoveries of $3mm
Data as of 4Q14. Numbers may not add to total due to rounding.
CRE: Loan Type CRE: Collateral Type
C&I: Loans to Mortgage Companies
Land 4%
$0.0
$0.5
$1.0
$1.5
4Q13 1Q14 2Q14 3Q14 4Q14
Period End Average
Retail
24%
Multi-Family
30% Office
15%
Industrial
12%
Land
4%
Other
7%
Hospitality
8%
Construction
25%
Mini-
Perm/Non-
Construction
70%

Home Equity Overview
Data as of 4Q14. Numbers may not add to total due to rounding.
HELOC Draw vs Repayment Balances
Percent of Portfolio: Months Left in Draw Period
Portfolio Characteristics Geographic Distribution
First Second Total
Balance
$2.8B $2.2B $5.0B
Original FICO
752 735 743
Refreshed FICO
752 723 736
Original CLTV
77% 81% 79%
Full Doc
92% 74% 84%
Owner Occupied
93% 95% 94%
HELOCs
$0.7B $1.8B $2.5B
Weighted Average
HELOC Utilization 47% 57% 54%
Core
Banking
Customers
TN
59%
CA
9%
VA
3%
GA
3%
Other
26%
$1.8
$0.7
$0.0
$0.5
$1.0
$1.5
$2.0
In Draw In Repayment
21%
15%
17%
10%
5%
31%
0%
5%
10%
15%
20%
25%
30%
35%
0-12 13-24 25-36 37-48 49-60 >60

Wind-down of Non-Strategic on track with reduced balances and stable credit quality
Positive marks on loan sales of $315mm UPB
Recognized a valuation gain of ~$8mm in 2Q14 and ~$40mm in 3Q14
Non-Strategic comprised 16% of total average loans in 4Q14, down from 20% in 4Q13
Non-Strategic Revenue Components
Non-Strategic loan
portfolio includes
floating rate loans
of 72% vs fixed
rate loans of 28%
4Q14 Total Revenue: $18mm
Non-Strategic Consumer Real Estate Run-Off
$2.5B
Non-Strategic Update
Data as of 4Q14. Numbers may not add to total due to rounding.
15%
18%
21%
24%
27%
30%
$0.0
$0.5
$1.0
$1.5
$2.0
4Q13 1Q14 2Q14 3Q14 4Q14
Period End Balance Constant Pre-Payment Rate (Right Axis)
18%
19%
19%
21%
25%
NII
$16
Fee
Income
$2

Agency & Non-Agency Update
Repurchase Resolution Agreements with Both GSEs
Total Pipeline of Repurchase Requests
1
$600mm
Mortgage Repurchase Reserve
($ in millions)
Beginning Balance
Net Realized Losses
Ending Balance
Provision
1Q13
$165
$(20)
$145
$0
2Q14
$145
$(4)
$141
$0
3Q14
$141
$(13)
$126
$(4)
4Q13
$294
$(98)
$165
$(30)
Other Whole Loan Sales and Non-Agency
Represent 45% of all active repurchase/make whole
requests in 4Q14 pipeline
Some non-Agency FHN loans were bundled with other
companies’ loans and securitized by the purchasers
Non-Agency HUD/FHA Investigation
HUD and US DOJ have investigated FHA insurance claims on
insured loans originated by FHN
4Q14
$126
$(6)
$120
$0
Loan Sales $0 $0 $2 $0 $0
$0
$200
$400
4Q13 1Q14 2Q14 3Q14 4Q14
GSE New Requests Other New Requests
Resolved Pipeline
Data as of 4Q14. Numbers may not add to total due to rounding.  1 Based on UPB. The pipeline represents active investor claims and mortgage insurance (MI) cancellations under review, both of which could occur on the same loan. Excludes MI cancellation notices that have been reviewed and coverage has been lost. MI cancellations that have resulted in lost coverage are included in management’s assessment of the adequacy of repurchase reserves. 4Q13, 1Q14, 2Q14, 3Q14, and 4Q14 resolutions include $128mm, $13.7mm, $6.5mm, $4.8mm and $4.2mm in other claims, respectively, that pose
HUD has reviewed a small sample of loans from the covered
period
HUD and DOJ could seek up to treble and special damages
under the False Claims Act and other laws
Discussions are continuing. FHN does not have the ability
now to estimate a range of reasonably possible losses
From 1/1/06 through 8/31/08 FHN originated ~48,000 loans
with original UPB of ~$8.2B
FHA originations declined substantially after FHN’s mortgage business divestiture on 8/31/08
Certain purchasers have requested indemnity related to FHN
loans included in their securitizations
Loan file review process regarding certain bundled FHN loans has been initiated
A trustee for a bundler has commenced a legal action seeking repurchase of FHN loans
no risk to the repurchase reserve but require formal acknowledgment with Fannie.

FH Proprietary Securitizations Litigation
Certificate Breakdown

$554mm
based on the purchase price stated in the complaints. All other metrics prorated based on the ratio of purchase price to the total original UPB of the entire tranche. 2 Royal Park is asking for indemnification on $100mm of the $190mm tranche as stated in the indemnification request. 3 60D+ Delinquent defined as a delinquency status of 60 days or more and also bankruptcies, foreclosures and
REO in such status for 60 days or more. 4 Excluded from this table is FHAMS 2005-FA9, which is the subject of an indemnification claim related to the Commonwealth of Virginia ex rel. Integra REC LLC
case in the Circuit Court for the City of Richmond (No. CL14-399). FHN does not know which certificate(s) the plaintiff allegedly purchased in whole or part.
Paid Off
59%
Performing UPB
30%
60D+ Delinquent
³
6%
Cumulative Loss 6%
($ in millions)
Deal
FHASI 2005-AR5
1
(Schwab)
Senior $30.0 $19.7 $10.3 $9.7 $0.7 $0.0
FHASI 2007-AR2
1
(Schwab)
Senior $50.0 $33.0 $14.7 $13.0 $1.7 $2.3
FHAMS 2006-FA6
(FDIC Alabama)
Senior $11.1 $3.2 $6.6 $5.4 $1.2 $1.3
FHAMS 2006-FA6
(FDIC Alabama)
Senior $15.2 $4.8 $9.2 $7.4 $1.7 $1.2
FHAMS 2006-FA7
(FDIC Alabama)
Senior $20.7 $6.5 $11.8 $9.7 $2.1 $2.4
FHAMS 2007-FA4
1
(FDIC Alabama)
Senior $14.4 $3.8 $8.7 $7.1 $1.6 $1.8
FHAMS 2007-FA1
(FDIC New York)
Senior $44.5 $14.0 $24.7 $20.0 $4.7 $5.8
FHAMS 2007-FA2
(FDIC New York)
Senior $34.9 $11.9 $18.6 $15.1 $3.5 $4.3
FHAMS 2005-FA8
(FHLB Indemnification)
Senior $100.0 $78.8 $20.9 $18.3 $2.6 $0.3
FHAMS 2007-FA3
(MetLife Indemnification)
Senior $103.0 $60.6 $34.0 $28.4 $5.6 $8.4
FHAMS 2005-FA10
2
(Royal Park Indemnification)
Senior $100.0 $65.6 $30.6 $26.5 $4.1 $3.8
FHAMS 2006-FA2
1
(Royal Park Indemnification)
Senior $30.0 $23.3 $5.5 $4.7 $0.9 $1.2
Total
4 $553.7 $325.1 $195.7 $165.3 $30.4 $32.8
Cumulative
Loss
Certificate
Original
UPB
Paid
Off
Current
UPB
Performing
UPB
60D+
Delinquent
Numbers and percentages may not add to total due to rounding. Data source: December 2014 Trustee Reports. The complainants only purchased a portion of these tranches. Original UPB estimated 1

Reconciliation to GAAP Financials

Slides in this presentation use non-GAAP information of risk weighted assets, tangible common equity, net income, non-controlling interest, average common equity, intangibles, and various ratios using those measures. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.
Numbers may not add to total due to rounding.
1 Core Businesses include the Regional Banking, Capital Markets, and Corporate segments.
Peer group includes UBSI, ONB, TRMK, IBKC, BXS, UMBF, BOH, VLY, FULT, FCNCA, WTFC, TCB, SUSQ, HBHC, WBS, CBSH, CFR, ASB, SNV, BOKF,
FNFG.  Peer data is as of 3Q14 and excludes a $1.1B goodwill impairment charge by FNFG in that quarter.
($ in millions)
4Q14 3Q14 2Q14 1Q14 2014
Core Businesses Return On Tangible Common Equity
(Segment equity based on internal risk-based methodology)
Corporate Average Equity (GAAP) $1,021 $889 $848 $835 $899
Less: Corporate Non-Controlling Interest (GAAP)
$295 $295 $295 $295 $295
Less: Corporate Preferred Stock (GAAP)
$96 $96 $96 $96 $96
Corporate Average Common Equity (GAAP)
$630 $498 $457 $444 $508
Regional Banking Average Common Equity (GAAP)
$951 $980 $989 $1,006 $982
Capital Markets Average Common Equity (GAAP)
$152 $151 $154 $153 $152
Core Businesses
1
Average Common Equity (Non-GAAP)
$1,734 $1,629 $1,599 $1,604 $1,642
Non-Strategic Average Common Equity (GAAP) $537 $622 $579 $541 $570
FHN Average Common Equity (GAAP)
$2,270 $2,251 $2,178 $2,145 $2,212
Regional Banking Average Intangible Assets (GAAP)
$52 $47 $47 $47 $48
Capital Markets Average Intangible Assets (GAAP) $114 $114 $115 $116 $115
Coporate Average Intangible Assets (GAAP) $0 $0 $0 $0 $0
Core Businesses
1
Average Intangible Assets (Non-GAAP)
$166 $161 $162 $163 $163
Non-Strategic Average Intangible Assets (GAAP)
$0 $0 $0 $0 $0
FHN Average Intangible Assets (GAAP)
$166 $161 $162 $163 $163
FHN Average Common Equity (GAAP) $2,270 $2,251 $2,178 $2,145 $2,212
Less: FHN Average Intangible Assets (GAAP)
$166 $161 $162 $163 $163
FHN Average Tangible Common Equity (Non-GAAP)
$2,105 $2,090 $2,016 $1,982 $2,048
Core Businesses
1
Average Common Equity (Non-GAAP)
$1,734 $1,629 $1,599 $1,604 $1,642
Less: Core Businesses
1
Average Intangible Assets (Non-GAAP)
$166 $161 $162 $163 $163
Core Businesses
1
Average Tangible Common Equity (Non-GAAP)
$1,568 $1,467 $1,437 $1,440 $1,478
Core Businesses Net Income Available to Common
Corporate Net Income (GAAP)
-$9 -$10 -$5 -$4 -$28
Less: Corporate Non-Controlling Interest (GAAP) $3 $3 $3 $3 $12
Less: Corporate Preferred Stock Dividends (GAAP) $2 $2 $2 $2 $6
Corporate Net Income Available to Common (GAAP) -$13 -$15 -$9 -$9 -$46
Regional Banking Net Income (GAAP)
$50 $51 $47 $36 $185
Capital Markets Net Income (GAAP)
$4 $3 $31 $5 $43
Core Businesses
1
Net Income Available to Common (Non-GAAP)
$41 $39 $69 $32 $182
Non-Strategic Net Income Available to Common (GAAP)
$5 $6 $8 $13 $32
FHN Net Income Available to Common (GAAP)
$46 $45 $77 $45 $213
Core Businesses Return on Tangible Common Equity
FHN Annualized Return on Average Common Equity (Non-GAAP) 8.74% 8.61% 15.28% 9.18% 10.41%
Core Businesses
1
Annualized Return on Average Common Equity (Non-GAAP)
10.36% 10.67% 19.21% 9.10% 12.28%

Reconciliation to GAAP Financials
Slides in this presentation use non-GAAP information of net interest income, FTE adjustments, earning assets, and various ratios using one or more of those measures. That information is not presented according to generally accepted accounting principles
(GAAP) & is reconciled to GAAP information below.
28
1 Core Businesses include the Regional Banking, Capital Markets, and Corporate segments.
2 All else equal, a 200bps rate shock results in ~$78mm increase in Core Businesses annual NII (see slide 13), as Non-Strategic is interest rate neutral.
Net Interest Margin
($ in millions)
4Q14 3Q14 2Q14 1Q14 4Q13
Regional Banking Net interest income (GAAP) $158 $154 $149 $142 $146
Regional Banking FTE adjustment $2 $2 $2 $2 $2
Regional Banking Net interest income adjusted for impact of FTE (Non-GAAP) $160 $156 $151 $144 $148
Capital Markets Net interest income (GAAP) $4 $3 $3 $3 $4
Capital Markets FTE adjustment $0 $0 $0 $0 $0
Capital Markets Net interest income adjusted for impact of FTE (Non-GAAP) $4 $3 $3 $4 $4
Corporate Net interest income (GAAP) -$18 -$14 -$12 -$10 -$11
Corporate FTE adjustment $0 $0 $0 $0 $0
Corporate Net interest income adjusted for impact of FTE (Non-GAAP) -$18 -$14 -$12 -$10 -$11
Core Businesses Net interest income
(Non-GAAP)¹
$143 $143 $139 $136 $140
Core Businesses FTE adjustment (Non-GAAP) $3 $2 $2 $2 $2
Core Businesses Net interest income adjusted for impact of FTE (Non-GAAP) $146 $145 $142 $138 $142
Non-Strategic Net interest income (GAAP) $16 $17 $17 $17 $17
Non-Strategic FTE adjustment $0 $0 $0 $0 $0
Non-Strategic  Net interest income  adjusted for impact of FTE (Non-GAAP) $16 $17 $17 $17 $17
Consolidated Net interest income (GAAP) $159 $160 $157 $152 $157
Consolidated FTE adjustment $3 $2 $2 $2 $2
Consolidated Net interest income adjusted for impact of FTE (Non-GAAP) $162 $162 $159 $154 $159
Average Earning Assets 4Q14
Regional Banking Earning Assets (GAAP) $13,181
Capital Markets Earning Assets (GAAP) $1,854
Corporate Earning Assets (GAAP) $4,703
Core Businesses Earning Assets (Non-GAAP)¹ $19,738
Non-Strategic Earning Assets (GAAP) $2,728
Consolidated Earning Assets (GAAP) $22,466
Core Businesses NIM with 200bps Rate Shock
4Q14
Annualized Core Businesses Net interest income adjusted for impact of FTE (Non-GAAP) a $579
Core Businesses Average Earning Assets (Non-GAAP) b $19,738
Core Businesses NIM (Non-GAAP) a/b 2.94%
Core Businesses Additional Annual NII from a 200bps Rate Shock (Non-GAAP)² c $78
Core Businesses NIM with 200bps Rate Shock (Non-GAAP) (a+c)/b 3.33%
Annualized Consolidated Net interest income adjusted for impact of FTE (Non-GAAP) d $641
Consolidated Average Earning Assets (GAAP) e $22,466
Consolidated NIM (GAAP) d/e 2.86%
Consolidated Additional Annual NII from a 200bps Rate Shock (Non-GAAP)² f $78
Consolidated NIM with 200bps Rate Shock (Non-GAAP) (d+f)/e 3.20%
1
1
1
Numbers may not add to total due to rounding.

Reconciliation to GAAP Financials

Slides in this presentation use non-GAAP information of equity, assets, tier 1 capital, risk weighted assets, and various ratios using one or more of those measures. That information is not presented according to generally accepted accounting principles (GAAP)
and is reconciled to GAAP information below.
Numbers may not add to total due to rounding.
1 Includes goodwill and other intangible assets, net of amortization.
2 Current quarter is an estimate.
($ in millions) 4Q14 3Q14 2Q14 1Q14 4Q13 2014
Tangible Common Equity (Non-GAAP)
Total equity (GAAP) $2,591 $2,622 $2,626 $2,544 $2,501
Less: Noncontrolling interest $295 $295 $295 $295 $295
Less: Preferred stock $96 $96 $96 $96 $96
Total common equity $2,200 $2,231 $2,235 $2,153 $2,110
Less: intangible assets (GAAP)
1
$175 $161 $162 $163 $164
Tangible common equity (Non-GAAP) $2,024 $2,070 $2,073 $1,990 $1,946
Less: unrealized gains on AFS securities, net of tax $19 $4 $16 -$2 -$11
Adjusted tangible common equity (Non-GAAP) $2,006 $2,066 $2,058 $1,992 $1,957
Tangible Assets (Non-GAAP)
Total assets (GAAP) $25,673 $23,987 $24,223 $23,942 $23,790
Less: intangible assets (GAAP)
1
$175 $161 $162 $163 $164
Tangible assets (Non-GAAP) $25,497 $23,826 $24,061 $23,779 $23,626
Tier 1 Common (Non-GAAP)
Tier 1 capital² $2,814 $2,783 $2,752 $2,666 $2,619
Less: noncontrolling interest - FTBNA preferred stock $295 $295 $295 $295 $295
Less: Preferred stock $96 $96 $96 $96 $96
Less: trust preferred $200 $200 $200 $200 $200
Tier 1 common (Non-GAAP)² $2,223 $2,193 $2,161 $2,076 $2,029
Risk Weighted Assets
Risk weighted assets² $19,488 $19,238 $19,400 $18,695 $18,879
Ratios
Tangible common equity to tangible assets (TCE/TA) (Non-GAAP) 7.94% 8.69% 8.62% 8.37% 8.24% 8.40%
Total equity to total assets (GAAP) 10.09% 10.93% 10.84% 10.63% 10.51% 10.62%
Tier 1 common ratio to risk weighted assets (Non-GAAP)² 11.41% 11.40% 11.14% 11.10% 10.75% 11.26%
Tier 1 capital to total assets (GAAP)² 10.96% 11.60% 11.36% 11.14% 11.01% 11.27%
Tangible common equity to risk weighted assets (TCE/RWA) (Non-GAAP)² 10.39% 10.76% 10.69% 10.65% 10.31% 10.62%
Tangible common equity plus reserves to risk weighted assets (Non-GAAP)² 11.58% 12.00% 11.94% 11.97% 11.65% 11.87%
Total equity plus reserves to total assets (GAAP) 11.00% 11.93% 11.85% 11.66% 11.58% 11.61%

Slides in this presentation use non-GAAP information of expense, revenue, repurchase provision, and various ratios using one or more of those measures. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.
Numbers may not add to total due to rounding.
1 Core Businesses include the Regional Banking, Capital Markets, and Corporate segments.
2 ROA and Net charge-offs / Average loans are annualized for 4Q14.
Reconciliation to GAAP Financials
($ in millions)
4Q14 3Q14 4Q13
Regional Banking Pre-Provision Net Revenue
$222 $218 $209
$138 $136 $139
$84 $82 $70
Core Businesses Expense
$138 $136 $139
$46 $48 $53
$16 $19 $19
$200 $203 $211
Non-Strategic Expense (GAAP) $9 $43 $46
Consolidated Expense (GAAP) $209 $246 $257
2014 2011
Capital Markets Noninterest Expense  (GAAP) $147 $321
Sentinel Noninterest Expense/(Recovery) (GAAP) ($47) $37
Adjusted Capital Markets Noninterest Expense (Non-GAAP) $194 $284
Adjusted Consolidated Noninterest Expense 4Q14 4Q13 4Q12 4Q11 4Q13 4Q11
$209 $257 $271 $312 -19% -33%
$0 ($30) $0 $45
$0 $57 $4 $1
$209 $230 $267 $266 -9% -21%
$838 $919 $1,068 $1,065
Return
on Assets
2
Net Interest
Margin
Regional Banking (GAAP) 1.45% 4.81%
Capital Markets (GAAP) 0.72% 0.85%
Corporate (GAAP) -0.59% -1.50%
Core Businesses (Non-GAAP) 0.82% 2.94%
Non-Strategic (GAAP) 0.80% 2.32%
Consolidated (GAAP) 0.82% 2.86%
Regional Banking (GAAP) 1.39% 4.84%
Capital Markets (GAAP) 2.07% 0.76%
Corporate (GAAP) -0.51% -1.24%
Core Businesses (Non-GAAP) 0.95% 3.04%
Non-Strategic (GAAP) 1.04% 2.18%
Consolidated (GAAP) 0.96% 2.92%
0.31%
0.90%
Net Charge-Offs/
Average Loans
2
Fee Income /
Total Revenue
NM
0.18%
0.20%
0.00%
NM
0.20%
0.85%
Less: Legal Expense Accrual (GAAP)
Adjusted Consolidated Noninterest expense (Non-GAAP)
0.30%
0.19%
0.00%
Adjusted Annualized Noninterest Expense (Non-GAAP)
75%
63%
68%
NM
Efficiency
Ratio
62%
89%
NM
77%
73%
61%
72%
29%
93%
NM
45%
13%
43%
30%
94%
NM
46%
49%
47%
49%
Regional Banking Total Revenue (GAAP)
Regional Banking Total Expense (GAAP)
Regional Banking Pre-Provision Net Revenue (Non-GAAP)
Regional Banking Expense (GAAP)
Capital Markets Expense (GAAP)
Corporate Expense (GAAP)
Core Businesses Expense
1
(Non-GAAP)
4Q14 Changes vs
Consolidated Noninterest Expense (GAAP)
Less: Mortgage Repurchase Provision (GAAP)
Adjusted Capital Markets